Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEW JERSEY

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Reporting Period: July 13, 2020 to August 1, 2020

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements		✓
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt			No taxes, other than payroll and sales tax, were due during the subject period
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Shapiro	8/20/2020
Signature of Authorized Individual*	Date

Robert Shapiro	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Reporting Period: July 13, 2020 to August 1, 2020

NOTES TO MONTHLY OPERATING REPORT

General

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
RTW Retailwinds, Inc.	20-18445
Lerner New York Holding, Inc.	20-18446
Lernco, Inc.	20-18447
Lerner New York, Inc.	20-18448
New York & Company, Inc.	20-18449
Lerner New York GC, LLC	20-18450
Lerner New York Outlet, LLC	20-18451
New York & Company Stores, Inc.	20-18452
FTF GC, LLC	20-18453
Lerner New York FTF, LLC	20-18454
Fashion to Figure, LLC	20-18455
FTF IP Company, Inc.	20-18456

General Notes:

The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements in the Debtors' Chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in the United States of America ("U.S. GAAP"). This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results on a consolidated basis for the Debtors. The period ended reflects the Debtors fiscal month end which may end on a different day than a calendar month end.

The financial information has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts and certain other asset and liability accounts.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 cases.

FORM MOR-1a

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

($ in thousands)

Debtor	Case Number	Receipts	Disbursements
RTW Retailwinds, Inc.	20-18445	$0.00	$(1,620.89)
Lerner New York Holding, Inc.	20-18446	$0.00	$0.00
Lernco, Inc.	20-18447	$0.00	$0.00
Lerner New York, Inc.	20-18448	$26,625.33	$(23,026.86)
New York & Company, Inc.	20-18449	$0.00	$0.00
Lerner New York GC, LLC	20-18450	$0.00	$0.00
Lerner New York Outlet, LLC	20-18451	$3,695.14	$(3,692.84)
New York & Company Stores, Inc.	20-18452	$0.00	$0.00
FTF GC, LLC	20-18453	$0.00	$0.00
Lerner New York FTF, LLC	20-18454	$516.53	$(518.18)
Fashion to Figure, LLC	20-18455	$0.00	$0.00
FTF IP Company, Inc.	20-18456	$0.00	$(2.09)
Total		$30,837.00	$(28,860.85)

Note:

1. Excludes intercompany activity

2. The Company makes all cash disbursements from Lerner New York, Inc. The table above has allocated these disprusments to each of the debtors based on an estimate of costs paid on each debtor's behalf

3. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

FORM MOR-1

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

CURRENT MONTH
($ in thousands)	ACTUAL
RECEIPTS
TOTAL RECEIPTS	$30,837.00

DISBURSEMENTS
MERCHANDISE	$(1,151.70)
PAYROLL, TAXES, & BENEFITS	$(1,845.95)
OCCUPANCY	$(8,741.09)
ECOMMERCE	$(578.22)
OTHER OPERATING DISBURSEMENTS	$(547.77)
PAYMENTS UNDER: EMPLOYEE WAGE & BENEFITS MOTION	(1,529.00)
PAYMENTS UNDER: STORE CLOSING MOTION	(1,119.13)
PAYMENTS UNDER: TAX MOTION	(2,283.80)
PAYMENTS UNDER: SHIPPERS & WAREHOUSMEN MOTION	(2,760.36)
PAYMENTS UNDER: UTILITIES DEPOSITS	(168.00)
PAYMENTS UNDER: INSURANCE MOTION	(135.84)
PAYMENTS TO WELLS FARGO ABL	(8,000.00)
TOTAL DISBURSEMENTS	$(28,860.85)

NET CASH FLOW	$1,976.15

Note: See MOR 2 & 3 for operating results reported by debtor entity

FORM MOR-1

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

STATEMENT OF OPERATIONS

(Income Statement)

($ in thousands)
	A+B+C+D +E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
Debtor	Total Consolidated	RTW Retailwinds, Inc.	Lerner New York Holding, Inc.	Lernco, Inc.	Lerner New York, Inc.	FTF IP Company, Inc.	New York & Company, Inc.	(Lerner New York w/o LLC)	Lerner New York Outlet, LLC	Lerner New York FTF, LLC	New York & Company Stores, Inc.	Lerner New York GC, LLC	FTF IP (W/O LLC)	Fashion to Figure, LLC	FTF GC, LLC
FEIN	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32- 0586997	83-4307341

NET SALES	$33,905.20	$0.00	$0.00	$0.00	$33,905.20	$0.00	$0.00	$28,541.98	$4,705.46	$657.76	$0.00	$0.00	$0.00	$0.00	$0.00

BUYING COSTS	$3,111.87	$0.00	$0.00	$0.00	$3,111.87	$0.00	$0.00	$2,535.67	$477.75	$98.44	$0.00	$0.00	$0.00	$0.00	$0.00
OCCUPANCY COSTS	$3,006.27	$0.00	$0.00	$0.00	$3,006.27	$0.00	$0.00	$2,052.73	$927.15	$26.39	$0.00	$0.00	$0.00	$0.00	$0.00
COST OF GOODS SOLD	$14,728.39	$0.00	$0.00	$0.00	$14,728.39	$0.00	$0.00	$12,841.07	$1,598.68	$288.65	$0.00	$0.00	$0.00	$0.00	$0.00
GROSS PROFIT	$13,058.67	$0.00	$0.00	$0.00	$13,058.67	$0.00	$0.00	$11,112.50	$1,701.89	$244.28	$0.00	$0.00	$0.00	$0.00	$0.00

MARKETING	$1,126.86	$0.00	$0.00	$0.00	$1,126.86	$0.00	$0.00	$883.55	$115.16	$128.15	$0.00	$0.00	$0.00	$0.00	$0.00

STORE SELLING EXPENSES
STORE CONTROLLABLES	$4,143.50	$0.00	$0.00	$0.00	$4,143.50	$0.00	$0.00	$3,243.07	$881.48	$18.95	$0.00	$0.00	$0.00	$0.00	$0.00
STORE MANAGEMENT	$589.37	$0.00	$0.00	$0.00	$589.37	$0.00	$0.00	$510.43	$58.47	$20.46	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER DIRECT EXPENSES	$395.77	$0.00	$0.00	$0.00	$395.77	$0.00	$0.00	$321.31	$60.56	$13.89	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL STORE SELLING EXPENSE	$5,128.63	$0.00	$0.00	$0.00	$5,128.63	$0.00	$0.00	$4,074.82	$1,000.51	$53.31	$0.00	$0.00	$0.00	$0.00	$0.00
	$0.00
HOME OFFICE SG&A
PAYROLL & BENEFITS	$1,063.66	$143.35	$0.00	$0.00	$920.31	$0.00	$0.00	$870.95	$0.00	$49.36	$0.00	$0.00	$0.00	$0.00	$0.00
OCCUPANCY & DEPRECIATION	$759.89	$707.52	$0.00	$0.46	$51.45	$0.46	$0.00	$44.69	$0.00	$6.76	$0.00	$0.00	$0.46	$0.00	$0.00
LEGAL EXPENSES	$25.14	$25.14	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
INSURANCE	$307.97	$307.97	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
CONSULTING / OUTSIDE LABOR	$428.67	$139.41	$0.00	$1.27	$287.35	$0.64	$0.00	$287.35	$0.00	$0.00	$0.00	$0.00	$0.64	$0.00	$0.00
OTHER SG&A	$893.47	$423.04	$0.00	$(479.39)	$948.13	$1.69	$0.00	$950.00	$0.00	$1.45	$0.00	$(3.33)	$1.69	$0.00	$0.00
TOTAL HOME OFFICE SG&A	$3,478.79	$1,746.43	$0.00	$(477.66)	$2,207.24	$2.79	$0.00	$2,153.00	$0.00	$57.57	$0.00	$(3.33)	$2.79	$0.00	$0.00

SG&A ALLOCATION	$0.00	$(2,915.15)	$0.00	$18.75	$2,896.40	$0.00	$0.00	$2,896.40	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

SG&A - OTHER	$1,622.82	$1,168.73	$0.00	$0.00	$454.09	$0.00	$0.00	$(71.15)	$525.24	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

OPTERATING INCOME / (LOSS)	$1,701.57	$0.00	$0.00	$458.91	$1,245.45	$(2.79)	$0.00	$1,175.89	$60.98	$5.26	$0.00	$3.33	$(2.79)	$0.00	$0.00

INTEREST EXPENSE, NET	$24.95	$0.00	$0.00	$0.00	$24.95	$0.00	$0.00	$24.95	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

INCOME TAX EXPENSE	$3.99	$0.00	$0.00	$99.59	$(96.48)	$0.89	$0.00	$(96.48)	$0.00	$0.00	$0.00	$0.00	$0.89	$0.00	$0.00

NET INCOME	$1,672.62	$0.00	$0.00	$359.32	$1,316.98	$(3.68)	$0.00	$1,247.42	$60.98	$5.26	$0.00	$3.33	$(3.68)	$0.00	$0.00

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are based on Managements estimates which may include monthly pro rata estimates based on the stub period

FORM MOR-2

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

BALANCE SHEET

($ in thousands)	A+B+C+D +E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
	Total Consolidated	RTW Retailwinds, Inc.	Lerner New York Holding, Inc.	Lernco, Inc.	Lerner New York, Inc.	FTF IP Company, Inc.	New York & Company, Inc.	(Lerner New York w/o LLC)	Lerner New York Outlet, LLC	Lerner New York FTF, LLC	New York & Company Stores, Inc.	Lerner New York GC, LLC	FTF IP (W/O LLC)	Fashion to Figure, LLC	FTF GC, LLC
	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32- 0586997	83-4307341
Assets
Current assets:

Cash and cash equivalents	$43,464.36	$(292.42)	$0.00	$11.82	$43,631.24	$113.73	$0.00	$43,288.19	$341.68	$1.37	$0.00	$0.00	$113.73	$0.00	$0.00
Restricted cash	$17,067.03	$1,625.00	$0.00	$0.00	$15,442.03	$0.00	$0.00	$15,442.03	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accounts receivable	$7,880.04	$106.04	$0.00	$94,028.19	$(86,254.18)	$0.00	$0.00	$(87,086.24)	$825.27	$6.79	$0.00	$0.00	$0.00	$0.00	$0.00
Income tax receivable	$79.20	$0.00	$0.00	$0.00	$79.20	$0.00	$0.00	$79.20	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Inventories	$62,041.97	$0.00	$0.00	$0.00	$62,041.97	$0.00	$0.00	$52,761.40	$8,296.52	$984.05	$0.00	$0.00	$1.25	$0.00	$0.00
Total prepaid expenses	$17,581.90	$4,393.91	$0.00	$26.33	$13,160.41	$1.25	$0.00	$11,998.69	$948.83	$212.90	$0.00	$0.00	$1.25	$0.00	$0.00
Deferred tax assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current assets	$1,126.66	$0.00	$0.00	$0.00	$1,126.66	$0.00	$0.00	$1,078.32	$0.00	$47.00	$0.00	$1.34	$0.00	$0.00	$0.00
Total current assets	$149,241.16	$5,832.53	$0.00	$94,066.33	$49,227.32	$114.98	$0.00	$37,561.57	$10,412.30	$1,252.11	$0.00	$1.34	$114.98	$0.00	$0.00

Property and equipment, net	$32,702.83	$8,063.21	$0.00	$0.00	$24,639.62	$0.00	$0.00	$20,436.84	$3,801.61	$401.18	$0.00	$0.00	$0.00	$0.00	$0.00
Operating lease assets	$162,808.38	$68,917.38	$0.00	$0.00	$93,891.00	$0.00	$0.00	$74,968.19	$18,922.81	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intangible assets	$16,578.51	$0.00	$0.00	$14,878.96	$0.00	$1,699.55	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$1,699.55	$0.00	$0.00
Deferred income taxes	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other assets	$822.33	$276.34	$0.00	$0.00	$545.99	$0.00	$0.00	$488.54	$52.14	$5.32	$0.00	$0.00	$0.00	$0.00	$0.00
Investments in subsidiaries	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total assets	$362,153.21	$282,361.70	$(199,272.25)	$108,945.29	$168,303.83	$1,814.63	$0.00	$133,455.04	$33,188.85	$1,658.60	$0.00	$1.34	$1,814.63	$0.00	$0.00

Liabilities and stockholders' equity
Current liabilities:
Current portion, long-term debt	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total accounts payable	$141,898.97	$3,178.86	$0.00	$0.00	$138,720.11	$0.00	$0.00	$128,379.73	$10,340.38	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accrued expenses	$41,800.40	$2,454.74	$0.00	$101.41	$39,244.25	$0.00	$0.00	$26,354.02	$1,129.43	$1,298.48	$0.00	$10,462.31	$0.00	$0.00	$0.00
Current operating lease liability	$32,100.89	$4,339.70	$0.00	$0.00	$27,761.18	$0.00	$0.00	$21,589.01	$6,172.17	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income taxes payable	$0.00	$0.00	$0.00	$606.52	$(516.50)	$(90.02)	$0.00	$(516.50)	$0.00	$0.00	$0.00	$0.00	$(90.02)	$0.00	$0.00
Deferred income taxes payable	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Short term borrowing	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current liabilities	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intercompany	$0.00	$106,291.83	$(155,821.13)	$52,011.98	$(2,484.68)	$2.00	$0.00	$65,364.05	$(58,962.64)	$3,535.26	$0.00	$(12,421.35)	$2.00	$0.00	$0.00
Total current liabilities	$215,800.26	$116,265.14	$(155,821.13)	$52,719.91	$202,724.36	$(88.02)	$0.00	$241,170.32	$(41,320.67)	$4,833.74	$0.00	$(1,959.04)	$(88.02)	$0.00	$0.00

Long-term debt, net of current portion	$3,600.00	$0.00	$0.00	$0.00	$3,600.00	$0.00	$0.00	$3,600.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Non-current operating lease liability	$164,498.18	$72,357.04	$0.00	$0.00	$92,141.14	$0.00	$0.00	$68,029.45	$24,111.69	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long term deferred tax liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total deferred rent	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total other long - term liablilities	$23,201.84	$1,234.96	$0.00	$290.67	$21,676.21	$0.00	$0.00	$19,769.76	$1,906.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total liabilities	$407,100.27	$189,857.13	$(155,821.13)	$53,010.57	$320,141.71	$(88.02)	$0.00	$332,569.53	$(15,302.52)	$4,833.74	$0.00	$(1,959.04)	$(88.02)	$0.00	$0.00

Stockholders' equity:
Common stock	$66.65	$66.65	$0.00	$0.00	$(0.02)	$0.02	$0.00	$(0.02)	$0.00	$0.00	$0.00	$0.00	$0.01	$0.01	$0.01
Additional paid-in capital	$186,900.50	$186,900.50	$0.00	$0.00	$(2,250.63)	$2,250.63	$0.00	$(34,570.29)	$32,319.66	$0.00	$0.00	$0.00	$2,250.54	$0.09	$0.09
Retained earnings (deficit)	$(225,450.46)	$(89,377.95)	$(43,451.12)	$55,934.72	$(148,208.00)	$(348.10)	$0.00	$(163,164.95)	$16,171.71	$(3,175.14)	$0.00	$1,960.38	$(348.00)	$(0.10)	$(0.10)
Accumulated other comprehensive loss	$(1,379.13)	$0.00	$0.00	$0.00	$(1,379.13)	$0.00	$0.00	($1,379.13)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Treasury Common Stock	$(5,084.62)	$(5,084.62)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total stockholders' equity (deficit)	$(44,947.07)	$92,504.57	$(43,451.12)	$55,934.72	$(151,837.78)	$1,902.54	$0.00	$(199,114.39)	$48,491.37	$(3,175.14)	$0.00	$1,960.38	$1,902.54	$(0.00)	$(0.00)
Total liabilities and stockholders' equity (deficit)	$362,153.21	$282,361.70	$(199,272.25)	$108,945.29	$168,303.93	$1,814.53	$0.00	$133,455.14	$33,188.85	$1,658.60	$0.00	$1.34	$1,814.53	$(0.00)	$(0.00)

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are not presented on a GAAP basis

FORM MOR-3

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Debtor Name	Name of Institution	Type of Account	Acct. Number (last 4 digits)	Account balance as of August 1, 2020
Learner New York, Inc.	Wells Fargo	Deposit Account	3243	$41,904,044.68
Learner New York, Inc.	Wells Fargo	Concentration Account	8598	$-
Learner New York, Inc.	Wells Fargo	Utilities Adequate Assurance	4331	$168,000.00
Learner New York, Inc.	Wells Fargo	Corporate Money Market Sweep	5582	$118,680.13

Total Bank Cash				$42,190,724.81

Notes:

1.	Balances shown are for all corporate bank accounts only and are as of July 31, 2020
2.	Restricted / Other Cash
a)	$1.7 million sent to professional fee escrow is held by Debtor's counsel and not included in the above balance
b).	$7.3 million in LC's collatoralized by the Company are not included in the balances shown above.
c).	$8 million from the Cash Collateral Account held by Wells Fargo not included in the balance above
3.	Balances shown above are as of July 31, 2020 and may not tie to financial reporing on the Balance Sheet

FORM MOR-1a

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Advisor	Role	July 2020	Cumulative Disbursements to Date
Berkeley Research Group	Debtor CRO	$-	$-
Cole Schotz	Debtor Bankruptcy Counsel	$-	$-
B. Riley	Debtor Investment Banker	$-	$-
Prime Clerk	Claims Agent	$-	$-
FTI	UCC Financial Advisor	$-	$-
Otterbourg	Lender Counsel	$-	$-
Pachulski Stang Ziehl & Jones	UCC Co-Counsel	$-	$-
Kelley Drye & warren LLP	UCC Co-Counsel	$-	$-
Law Offices of Kenneth Baum LLC	Conflicts Counsel	$-	$-
Total Payments		$-	$-

Note: Disbursements exclude amounts funded to professional fee escrow account

FORM MOR-1b

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

STATUS OF POSTPETITION TAXES

The Debtors continue to pay post-petition taxes as they become due and are current on those payments.

If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

FORM MOR-4

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

SUMMARY OF UNPAID POSTPETITION DEBTS

Post-Petition Debts Aging Amount	Total
0 - 30 Days Old	178,176
31 - 60 Days Old[1]	5,855,888
61 - 90 Days Old	21,223
91+ Days Old	90,376
Total Post-Petition Debts	6,145,662

Notes: 1. Includes pro rated post petition liabilities for invoices typically prepaid. Aging date based on original invoice date.

FORM MOR-4

(04/07)

In re: RTW Retailwinds, Inc., et al	Case No. 20-18445
Debtor	Reporting Period: July 13, 2020 to August 1, 2020

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Post-Petition Debts Aging Amount	Total
0 - 30 Days Old	6,726,762
31 - 60 Days Old	-
61 - 90 Days Old	-
91+ Days Old	1,047,379
Total Post-Petition Debts	$7,774,142

Note: Amounts above are continuously reviewed and adjusted from time to time and are net of reserves for doubtful collections. Aged receivable shown primarily driven by construction related allowances that may be reserved against in future periods.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).	X
Account Name: Adequate Assurance for Utilities Providers
Purpose: Per 1st Day Orders
Business Entity: LERNER NEW YORK INC.
Acct. Number 4308194331
Bank Name: Wells Fargo
Date: 7/31/2020

FORM MOR-5

(04/07)

WellsOne® Account

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 1 of 33

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
LERNER NEW YORK, INC.	W0	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
STORES
ATTN SALES AUDIT		Online:	wellsfargo.com
330 W 34TH ST
NEW YORK NY 10001-2406		Write:	Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
****5582	$34,326.65	$620,897.49	$-536,544.01	$118,680.13

Credits

Deposits

Effective	Posted
date	date	Amount	Transaction detail
07/06	07/13	598.49	Deposit to Correct Backdate 07/06/2020
07/06	07/13	1,646.63	Deposit to Correct Backdate 07/06/2020
07/06	07/13	408.86	Deposit to Correct Backdate 07/06/2020
07/06	07/13	321.83	Deposit to Correct Backdate 07/06/2020
07/06	07/13	374.99	Deposit to Correct Backdate 07/06/2020
07/06	07/13	146.12	Deposit to Correct Backdate 07/06/2020
07/06	07/13	652.19	Deposit to Correct Backdate 07/06/2020
	07/20	563.77	Deposit
		$4,712.88	Total deposits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/06	1,414.47	Cash Only Customer Deposit
	07/06	805.19	Cash Only Customer Deposit
	07/06	788.69	Cash Only Customer Deposit
	07/06	781.56	Cash Only Customer Deposit
	07/06	776.74	Cash Only Customer Deposit
	07/06	771.50	Cash Only Customer Deposit
	07/06	678.55	Cash Only Customer Deposit
	07/06	590.01	Cash Only Customer Deposit
	07/06	299.47	Cash Only Customer Deposit
	07/06	280.19	Cash Only Customer Deposit
	07/06	234.92	Cash Only Customer Deposit

(182)

Sheet Seq = 0120794
Sheet 00001 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 2 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/06	216.80	Cash Only Customer Deposit
	07/06	141.17	Cash Only Customer Deposit
	07/06	102.33	Cash Only Customer Deposit
	07/06	100.58	Cash Only Customer Deposit
	07/06	1,985.67	Post Verify Deposit
	07/06	1,861.97	Post Verify Deposit
	07/06	1,639.64	Post Verify Deposit
	07/06	1,637.41	Post Verify Deposit
	07/06	1,559.81	Post Verify Deposit
	07/06	1,424.27	Post Verify Deposit
	07/06	1,368.68	Post Verify Deposit
	07/06	1,221.75	Post Verify Deposit
	07/06	1,152.12	Post Verify Deposit
	07/06	1,108.65	Post Verify Deposit
	07/06	1,058.70	Post Verify Deposit
	07/06	1,058.14	Post Verify Deposit
	07/06	1,026.64	Post Verify Deposit
	07/06	969.36	Post Verify Deposit
	07/06	967.07	Post Verify Deposit
	07/06	939.56	Post Verify Deposit
	07/06	913.66	Post Verify Deposit
	07/06	912.98	Post Verify Deposit
	07/06	907.69	Post Verify Deposit
	07/06	897.85	Post Verify Deposit
	07/06	871.96	Post Verify Deposit
	07/06	850.61	Post Verify Deposit
	07/06	835.14	Post Verify Deposit
	07/06	810.54	Post Verify Deposit
	07/06	778.95	Post Verify Deposit
	07/06	769.67	Post Verify Deposit
	07/06	737.23	Post Verify Deposit
	07/06	731.01	Post Verify Deposit
	07/06	695.44	Post Verify Deposit
	07/06	693.90	Post Verify Deposit
	07/06	673.92	Post Verify Deposit
	07/06	644.41	Post Verify Deposit
	07/06	635.35	Post Verify Deposit
	07/06	615.53	Post Verify Deposit
	07/06	608.62	Post Verify Deposit
	07/06	608.49	Post Verify Deposit
	07/06	606.27	Post Verify Deposit
	07/06	586.26	Post Verify Deposit
	07/06	571.71	Post Verify Deposit
	07/06	567.69	Post Verify Deposit
	07/06	563.50	Post Verify Deposit
	07/06	544.84	Post Verify Deposit

Sheet Seq = 0120795

Sheet 00002 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 3 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/06	542.41	Post Verify Deposit
	07/06	536.84	Post Verify Deposit
	07/06	511.32	Post Verify Deposit
	07/06	498.26	Post Verify Deposit
	07/06	492.94	Post Verify Deposit
	07/06	488.70	Post Verify Deposit
	07/06	487.90	Post Verify Deposit
	07/06	473.37	Post Verify Deposit
	07/06	449.56	Post Verify Deposit
	07/06	446.39	Post Verify Deposit
	07/06	445.43	Post Verify Deposit
	07/06	442.59	Post Verify Deposit
	07/06	437.37	Post Verify Deposit
	07/06	435.68	Post Verify Deposit
	07/06	434.33	Post Verify Deposit
	07/06	432.78	Post Verify Deposit
	07/06	427.12	Post Verify Deposit
	07/06	425.50	Post Verify Deposit
	07/06	415.06	Post Verify Deposit
	07/06	413.79	Post Verify Deposit
	07/06	393.99	Post Verify Deposit
	07/06	387.37	Post Verify Deposit
	07/06	386.39	Post Verify Deposit
	07/06	384.28	Post Verify Deposit
	07/06	378.50	Post Verify Deposit
	07/06	373.11	Post Verify Deposit
	07/06	362.64	Post Verify Deposit
	07/06	359.26	Post Verify Deposit
	07/06	350.52	Post Verify Deposit
	07/06	344.89	Post Verify Deposit
	07/06	339.06	Post Verify Deposit
	07/06	334.24	Post Verify Deposit
	07/06	322.01	Post Verify Deposit
	07/06	320.91	Post Verify Deposit
	07/06	310.65	Post Verify Deposit
	07/06	305.75	Post Verify Deposit
	07/06	294.32	Post Verify Deposit
	07/06	292.54	Post Verify Deposit
	07/06	278.97	Post Verify Deposit
	07/06	270.89	Post Verify Deposit
	07/06	253.17	Post Verify Deposit
	07/06	247.06	Post Verify Deposit
	07/06	240.56	Post Verify Deposit
	07/06	229.83	Post Verify Deposit
	07/06	225.74	Post Verify Deposit
	07/06	224.80	Post Verify Deposit

Sheet Seq = 0120796

Sheet 00003 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 4 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/06	208.81	Post Verify Deposit
	07/06	190.56	Post Verify Deposit
	07/06	188.73	Post Verify Deposit
	07/06	187.69	Post Verify Deposit
	07/06	184.11	Post Verify Deposit
	07/06	179.48	Post Verify Deposit
	07/06	174.12	Post Verify Deposit
	07/06	170.59	Post Verify Deposit
	07/06	157.32	Post Verify Deposit
	07/06	152.43	Post Verify Deposit
	07/06	136.34	Post Verify Deposit
	07/06	127.20	Post Verify Deposit
	07/06	123.35	Post Verify Deposit
	07/06	122.80	Post Verify Deposit
	07/06	117.52	Post Verify Deposit
	07/06	99.33	Post Verify Deposit
	07/06	60.18	Post Verify Deposit
	07/06	50.87	Post Verify Deposit
	07/06	21.10	Post Verify Deposit
	07/06	975.41	Cash Vault Deposit
	07/06	122.99	Cash Vault Deposit
	07/07	745.87	Cash Only Customer Deposit
	07/07	287.59	Cash Only Customer Deposit
	07/07	233.43	Cash Only Customer Deposit
	07/07	199.07	Cash Only Customer Deposit
	07/07	197.27	Cash Only Customer Deposit
	07/07	193.34	Cash Only Customer Deposit
	07/07	102.59	Cash Only Customer Deposit
	07/07	1,533.69	Post Verify Deposit
	07/07	1,462.97	Post Verify Deposit
	07/07	1,347.76	Post Verify Deposit
	07/07	1,331.48	Post Verify Deposit
	07/07	1,208.09	Post Verify Deposit
	07/07	1,106.32	Post Verify Deposit
	07/07	959.65	Post Verify Deposit
	07/07	952.36	Post Verify Deposit
	07/07	919.34	Post Verify Deposit
	07/07	811.78	Post Verify Deposit
	07/07	789.07	Post Verify Deposit
	07/07	713.74	Post Verify Deposit
	07/07	708.86	Post Verify Deposit
	07/07	694.85	Post Verify Deposit
	07/07	673.20	Post Verify Deposit
	07/07	671.50	Post Verify Deposit
	07/07	626.75	Post Verify Deposit
	07/07	606.17	Post Verify Deposit

Sheet Seq = 0120797

Sheet 00004 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 5 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/07	591.15	Post Verify Deposit
	07/07	563.54	Post Verify Deposit
	07/07	557.69	Post Verify Deposit
	07/07	557.57	Post Verify Deposit
	07/07	520.30	Post Verify Deposit
	07/07	517.55	Post Verify Deposit
	07/07	507.46	Post Verify Deposit
	07/07	506.14	Post Verify Deposit
	07/07	503.07	Post Verify Deposit
	07/07	480.90	Post Verify Deposit
	07/07	458.85	Post Verify Deposit
	07/07	452.46	Post Verify Deposit
	07/07	433.28	Post Verify Deposit
	07/07	430.18	Post Verify Deposit
	07/07	426.00	Post Verify Deposit
	07/07	421.34	Post Verify Deposit
	07/07	388.81	Post Verify Deposit
	07/07	379.91	Post Verify Deposit
	07/07	365.13	Post Verify Deposit
	07/07	352.77	Post Verify Deposit
	07/07	312.56	Post Verify Deposit
	07/07	303.23	Post Verify Deposit
	07/07	301.20	Post Verify Deposit
	07/07	295.76	Post Verify Deposit
	07/07	279.52	Post Verify Deposit
	07/07	278.35	Post Verify Deposit
	07/07	263.49	Post Verify Deposit
	07/07	258.71	Post Verify Deposit
	07/07	257.37	Post Verify Deposit
	07/07	233.23	Post Verify Deposit
	07/07	220.76	Post Verify Deposit
	07/07	190.81	Post Verify Deposit
	07/07	177.13	Post Verify Deposit
	07/07	175.55	Post Verify Deposit
	07/07	167.21	Post Verify Deposit
	07/07	150.29	Post Verify Deposit
	07/07	149.19	Post Verify Deposit
	07/07	70.01	Post Verify Deposit
	07/07	52.45	Post Verify Deposit
	07/07	827.68	Cash Vault Deposit
	07/07	100.00	Reverse Transaction of $100.00 Posted to Your Account IN Error on 06/30/20 -
			Ref #A-0070303760AZ
	07/08	746.50	Cash Only Customer Deposit
	07/08	738.25	Cash Only Customer Deposit
	07/08	711.21	Cash Only Customer Deposit
	07/08	569.47	Cash Only Customer Deposit

Sheet Seq = 0120798

Sheet 00005 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 6 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/08	509.00	Cash Only Customer Deposit
	07/08	462.61	Cash Only Customer Deposit
	07/08	199.79	Cash Only Customer Deposit
	07/08	171.51	Cash Only Customer Deposit
	07/08	156.81	Cash Only Customer Deposit
	07/08	27.11	Cash Only Customer Deposit
	07/08	2,444.78	Post Verify Deposit
	07/08	957.60	Post Verify Deposit
	07/08	943.21	Post Verify Deposit
	07/08	903.12	Post Verify Deposit
	07/08	889.15	Post Verify Deposit
	07/08	853.22	Post Verify Deposit
	07/08	808.52	Post Verify Deposit
	07/08	742.35	Post Verify Deposit
	07/08	704.74	Post Verify Deposit
	07/08	690.12	Post Verify Deposit
	07/08	664.85	Post Verify Deposit
	07/08	644.04	Post Verify Deposit
	07/08	631.11	Post Verify Deposit
	07/08	584.41	Post Verify Deposit
	07/08	580.44	Post Verify Deposit
	07/08	552.98	Post Verify Deposit
	07/08	543.55	Post Verify Deposit
	07/08	512.86	Post Verify Deposit
	07/08	508.71	Post Verify Deposit
	07/08	497.41	Post Verify Deposit
	07/08	487.09	Post Verify Deposit
	07/08	472.72	Post Verify Deposit
	07/08	462.62	Post Verify Deposit
	07/08	450.01	Post Verify Deposit
	07/08	445.74	Post Verify Deposit
	07/08	391.07	Post Verify Deposit
	07/08	366.53	Post Verify Deposit
	07/08	360.35	Post Verify Deposit
	07/08	341.29	Post Verify Deposit
	07/08	324.96	Post Verify Deposit
	07/08	269.95	Post Verify Deposit
	07/08	260.00	Post Verify Deposit
	07/08	249.75	Post Verify Deposit
	07/08	241.39	Post Verify Deposit
	07/08	238.58	Post Verify Deposit
	07/08	225.03	Post Verify Deposit
	07/08	215.38	Post Verify Deposit
	07/08	196.21	Post Verify Deposit
	07/08	190.11	Post Verify Deposit
	07/08	190.11	Post Verify Deposit

Sheet Seq = 0120799

Sheet 00006 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 7 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/08	171.74	Post Verify Deposit
	07/08	150.05	Post Verify Deposit
	07/08	133.81	Post Verify Deposit
	07/08	120.72	Post Verify Deposit
	07/08	119.74	Post Verify Deposit
	07/08	95.42	Post Verify Deposit
	07/08	83.09	Post Verify Deposit
	07/08	77.01	Post Verify Deposit
	07/08	75.36	Post Verify Deposit
	07/08	32.82	Post Verify Deposit
	07/08	19.26	Post Verify Deposit
	07/08	19.06	Post Verify Deposit
	07/09	1,783.72	Cash Only Customer Deposit
	07/09	1,506.98	Cash Only Customer Deposit
	07/09	1,275.85	Cash Only Customer Deposit
	07/09	1,160.70	Cash Only Customer Deposit
	07/09	988.55	Cash Only Customer Deposit
	07/09	723.27	Cash Only Customer Deposit
	07/09	693.98	Cash Only Customer Deposit
	07/09	442.17	Cash Only Customer Deposit
	07/09	246.40	Cash Only Customer Deposit
	07/09	97.58	Cash Only Customer Deposit
	07/09	1,572.21	Post Verify Deposit
	07/09	1,235.03	Post Verify Deposit
	07/09	1,028.55	Post Verify Deposit
	07/09	743.09	Post Verify Deposit
	07/09	704.76	Post Verify Deposit
	07/09	615.06	Post Verify Deposit
	07/09	606.58	Post Verify Deposit
	07/09	569.78	Post Verify Deposit
	07/09	529.01	Post Verify Deposit
	07/09	466.53	Post Verify Deposit
	07/09	465.03	Post Verify Deposit
	07/09	448.28	Post Verify Deposit
	07/09	426.48	Post Verify Deposit
	07/09	413.94	Post Verify Deposit
	07/09	404.06	Post Verify Deposit
	07/09	401.75	Post Verify Deposit
	07/09	399.83	Post Verify Deposit
	07/09	364.52	Post Verify Deposit
	07/09	357.37	Post Verify Deposit
	07/09	352.65	Post Verify Deposit
	07/09	337.36	Post Verify Deposit
	07/09	337.19	Post Verify Deposit
	07/09	329.17	Post Verify Deposit
	07/09	300.89	Post Verify Deposit

Sheet Seq = 0120800

Sheet 00007 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 8 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/09	286.70	Post Verify Deposit
	07/09	284.80	Post Verify Deposit
	07/09	262.25	Post Verify Deposit
	07/09	260.84	Post Verify Deposit
	07/09	254.21	Post Verify Deposit
	07/09	248.32	Post Verify Deposit
	07/09	196.41	Post Verify Deposit
	07/09	176.82	Post Verify Deposit
	07/09	169.34	Post Verify Deposit
	07/09	158.26	Post Verify Deposit
	07/09	153.80	Post Verify Deposit
	07/09	153.58	Post Verify Deposit
	07/09	150.00	Post Verify Deposit
	07/09	132.54	Post Verify Deposit
	07/09	123.12	Post Verify Deposit
	07/09	115.84	Post Verify Deposit
	07/09	90.81	Post Verify Deposit
	07/09	75.13	Post Verify Deposit
	07/09	68.64	Post Verify Deposit
	07/09	63.13	Post Verify Deposit
	07/09	41.37	Post Verify Deposit
	07/09	33.80	Post Verify Deposit
	07/09	23.40	Post Verify Deposit
	07/09	20.00	Post Verify Deposit
	07/09	4.77	Post Verify Deposit
	07/09	1.26	Post Verify Deposit
	07/09	2,802.56	Cash Vault Deposit
	07/10	1,182.11	Cash Only Customer Deposit
	07/10	859.99	Cash Only Customer Deposit
	07/10	496.35	Cash Only Customer Deposit
	07/10	295.56	Cash Only Customer Deposit
	07/10	239.43	Cash Only Customer Deposit
	07/10	1,456.57	Post Verify Deposit
	07/10	1,453.56	Post Verify Deposit
	07/10	1,284.74	Post Verify Deposit
	07/10	1,195.54	Post Verify Deposit
	07/10	1,120.39	Post Verify Deposit
	07/10	1,014.98	Post Verify Deposit
	07/10	1,014.29	Post Verify Deposit
	07/10	942.53	Post Verify Deposit
	07/10	941.29	Post Verify Deposit
	07/10	925.11	Post Verify Deposit
	07/10	662.20	Post Verify Deposit
	07/10	616.00	Post Verify Deposit
	07/10	538.98	Post Verify Deposit
	07/10	520.30	Post Verify Deposit

Sheet Seq = 0120801

Sheet 00008 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 9 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/10	519.22	Post Verify Deposit
	07/10	496.92	Post Verify Deposit
	07/10	434.64	Post Verify Deposit
	07/10	428.50	Post Verify Deposit
	07/10	415.51	Post Verify Deposit
	07/10	412.39	Post Verify Deposit
	07/10	381.23	Post Verify Deposit
	07/10	373.52	Post Verify Deposit
	07/10	364.82	Post Verify Deposit
	07/10	364.18	Post Verify Deposit
	07/10	333.40	Post Verify Deposit
	07/10	308.86	Post Verify Deposit
	07/10	252.83	Post Verify Deposit
	07/10	230.43	Post Verify Deposit
	07/10	220.30	Post Verify Deposit
	07/10	217.93	Post Verify Deposit
	07/10	172.87	Post Verify Deposit
	07/10	171.41	Post Verify Deposit
	07/10	168.58	Post Verify Deposit
	07/10	157.17	Post Verify Deposit
	07/10	142.44	Post Verify Deposit
	07/10	123.16	Post Verify Deposit
	07/10	103.87	Post Verify Deposit
	07/10	60.06	Post Verify Deposit
	07/10	27.37	Post Verify Deposit
	07/10	3,509.42	Cash Vault Deposit
	07/10	312.28	Cash Vault Deposit
	07/13	1,114.64	Cash Only Customer Deposit
	07/13	931.34	Cash Only Customer Deposit
	07/13	827.66	Cash Only Customer Deposit
	07/13	789.49	Cash Only Customer Deposit
	07/13	771.30	Cash Only Customer Deposit
	07/13	622.06	Cash Only Customer Deposit
	07/13	603.77	Cash Only Customer Deposit
	07/13	533.61	Cash Only Customer Deposit
	07/13	423.14	Cash Only Customer Deposit
	07/13	360.41	Cash Only Customer Deposit
	07/13	326.07	Cash Only Customer Deposit
	07/13	299.31	Cash Only Customer Deposit
	07/13	282.72	Cash Only Customer Deposit
	07/13	271.71	Cash Only Customer Deposit
	07/13	250.61	Cash Only Customer Deposit
	07/13	2,257.87	Post Verify Deposit
	07/13	1,937.21	Post Verify Deposit
	07/13	1,498.16	Post Verify Deposit
	07/13	1,494.93	Post Verify Deposit

Sheet Seq = 0120802

Sheet 00009 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 10 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/13	1,368.70	Post Verify Deposit
	07/13	1,250.88	Post Verify Deposit
	07/13	1,217.08	Post Verify Deposit
	07/13	1,153.71	Post Verify Deposit
	07/13	1,147.27	Post Verify Deposit
	07/13	1,141.61	Post Verify Deposit
	07/13	1,033.12	Post Verify Deposit
	07/13	1,023.13	Post Verify Deposit
	07/13	1,019.11	Post Verify Deposit
	07/13	993.27	Post Verify Deposit
	07/13	934.23	Post Verify Deposit
	07/13	918.32	Post Verify Deposit
	07/13	904.33	Post Verify Deposit
	07/13	892.78	Post Verify Deposit
	07/13	889.72	Post Verify Deposit
	07/13	881.14	Post Verify Deposit
	07/13	871.59	Post Verify Deposit
	07/13	866.63	Post Verify Deposit
	07/13	865.50	Post Verify Deposit
	07/13	830.78	Post Verify Deposit
	07/13	810.00	Post Verify Deposit
	07/13	808.91	Post Verify Deposit
	07/13	784.77	Post Verify Deposit
	07/13	766.47	Post Verify Deposit
	07/13	737.05	Post Verify Deposit
	07/13	733.80	Post Verify Deposit
	07/13	718.08	Post Verify Deposit
	07/13	710.36	Post Verify Deposit
	07/13	710.28	Post Verify Deposit
	07/13	706.22	Post Verify Deposit
	07/13	686.16	Post Verify Deposit
	07/13	681.13	Post Verify Deposit
	07/13	680.83	Post Verify Deposit
	07/13	674.37	Post Verify Deposit
	07/13	661.59	Post Verify Deposit
	07/13	606.99	Post Verify Deposit
	07/13	600.78	Post Verify Deposit
	07/13	600.71	Post Verify Deposit
	07/13	600.03	Post Verify Deposit
	07/13	593.76	Post Verify Deposit
	07/13	591.77	Post Verify Deposit
	07/13	585.21	Post Verify Deposit
	07/13	582.40	Post Verify Deposit
	07/13	571.46	Post Verify Deposit
	07/13	547.46	Post Verify Deposit
	07/13	547.00	Post Verify Deposit

Sheet Seq = 0120803

Sheet 00010 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 11 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/13	520.22	Post Verify Deposit
	07/13	490.95	Post Verify Deposit
	07/13	479.10	Post Verify Deposit
	07/13	473.51	Post Verify Deposit
	07/13	470.13	Post Verify Deposit
	07/13	465.65	Post Verify Deposit
	07/13	459.46	Post Verify Deposit
	07/13	451.79	Post Verify Deposit
	07/13	451.14	Post Verify Deposit
	07/13	437.45	Post Verify Deposit
	07/13	426.84	Post Verify Deposit
	07/13	414.52	Post Verify Deposit
	07/13	405.41	Post Verify Deposit
	07/13	398.85	Post Verify Deposit
	07/13	398.67	Post Verify Deposit
	07/13	397.83	Post Verify Deposit
	07/13	392.72	Post Verify Deposit
	07/13	390.16	Post Verify Deposit
	07/13	386.03	Post Verify Deposit
	07/13	375.82	Post Verify Deposit
	07/13	371.33	Post Verify Deposit
	07/13	353.18	Post Verify Deposit
	07/13	352.61	Post Verify Deposit
	07/13	351.74	Post Verify Deposit
	07/13	341.48	Post Verify Deposit
	07/13	340.86	Post Verify Deposit
	07/13	340.67	Post Verify Deposit
	07/13	340.36	Post Verify Deposit
	07/13	332.25	Post Verify Deposit
	07/13	330.24	Post Verify Deposit
	07/13	328.54	Post Verify Deposit
	07/13	318.16	Post Verify Deposit
	07/13	316.29	Post Verify Deposit
	07/13	312.77	Post Verify Deposit
	07/13	311.66	Post Verify Deposit
	07/13	301.78	Post Verify Deposit
	07/13	298.52	Post Verify Deposit
	07/13	294.41	Post Verify Deposit
	07/13	290.58	Post Verify Deposit
	07/13	289.66	Post Verify Deposit
	07/13	284.09	Post Verify Deposit
	07/13	275.92	Post Verify Deposit
	07/13	271.51	Post Verify Deposit
	07/13	270.06	Post Verify Deposit
	07/13	266.58	Post Verify Deposit
	07/13	264.23	Post Verify Deposit

Sheet Seq = 0120804

Sheet 00011 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 12 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/13	262.14	Post Verify Deposit
	07/13	255.44	Post Verify Deposit
	07/13	245.99	Post Verify Deposit
	07/13	235.02	Post Verify Deposit
	07/13	222.11	Post Verify Deposit
	07/13	219.62	Post Verify Deposit
	07/13	216.14	Post Verify Deposit
	07/13	214.38	Post Verify Deposit
	07/13	214.19	Post Verify Deposit
	07/13	213.02	Post Verify Deposit
	07/13	210.47	Post Verify Deposit
	07/13	180.97	Post Verify Deposit
	07/13	163.51	Post Verify Deposit
	07/13	159.75	Post Verify Deposit
	07/13	158.54	Post Verify Deposit
	07/13	155.20	Post Verify Deposit
	07/13	148.19	Post Verify Deposit
	07/13	139.22	Post Verify Deposit
	07/13	133.80	Post Verify Deposit
	07/13	129.95	Post Verify Deposit
	07/13	126.49	Post Verify Deposit
	07/13	125.78	Post Verify Deposit
	07/13	124.52	Post Verify Deposit
	07/13	120.48	Post Verify Deposit
	07/13	106.18	Post Verify Deposit
	07/13	103.25	Post Verify Deposit
	07/13	94.69	Post Verify Deposit
	07/13	92.42	Post Verify Deposit
	07/13	90.50	Post Verify Deposit
	07/13	84.39	Post Verify Deposit
	07/13	57.74	Post Verify Deposit
	07/13	49.94	Post Verify Deposit
	07/13	44.18	Post Verify Deposit
	07/13	43.13	Post Verify Deposit
	07/13	38.52	Post Verify Deposit
	07/13	37.46	Post Verify Deposit
	07/13	15.24	Post Verify Deposit
	07/13	10.09	Post Verify Deposit
	07/13	9.19	Post Verify Deposit
	07/13	1,548.41	Cash Vault Deposit
	07/13	1,121.69	Cash Vault Deposit
	07/13	620.36	Cash Vault Deposit
	07/13	487.32	Cash Vault Deposit
	07/13	307.08	Cash Vault Deposit
	07/14	1,437.78	Cash Only Customer Deposit
	07/14	1,397.81	Cash Only Customer Deposit

Sheet Seq = 0120805

Sheet 00012 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 13 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/14	1,265.12	Cash Only Customer Deposit
	07/14	1,241.88	Cash Only Customer Deposit
	07/14	1,007.97	Cash Only Customer Deposit
	07/14	950.24	Cash Only Customer Deposit
	07/14	942.96	Cash Only Customer Deposit
	07/14	942.92	Cash Only Customer Deposit
	07/14	858.29	Cash Only Customer Deposit
	07/14	442.53	Cash Only Customer Deposit
	07/14	361.16	Cash Only Customer Deposit
	07/14	337.95	Cash Only Customer Deposit
	07/14	147.41	Cash Only Customer Deposit
	07/14	115.27	Cash Only Customer Deposit
	07/14	1,783.15	Post Verify Deposit
	07/14	1,763.84	Post Verify Deposit
	07/14	1,601.56	Post Verify Deposit
	07/14	1,540.19	Post Verify Deposit
	07/14	1,352.17	Post Verify Deposit
	07/14	1,328.15	Post Verify Deposit
	07/14	1,218.30	Post Verify Deposit
	07/14	1,073.88	Post Verify Deposit
	07/14	976.20	Post Verify Deposit
	07/14	975.50	Post Verify Deposit
	07/14	949.53	Post Verify Deposit
	07/14	881.16	Post Verify Deposit
	07/14	848.43	Post Verify Deposit
	07/14	833.25	Post Verify Deposit
	07/14	783.06	Post Verify Deposit
	07/14	748.43	Post Verify Deposit
	07/14	740.63	Post Verify Deposit
	07/14	735.82	Post Verify Deposit
	07/14	711.29	Post Verify Deposit
	07/14	634.33	Post Verify Deposit
	07/14	633.20	Post Verify Deposit
	07/14	618.27	Post Verify Deposit
	07/14	588.68	Post Verify Deposit
	07/14	578.12	Post Verify Deposit
	07/14	564.58	Post Verify Deposit
	07/14	538.39	Post Verify Deposit
	07/14	534.43	Post Verify Deposit
	07/14	488.42	Post Verify Deposit
	07/14	463.74	Post Verify Deposit
	07/14	428.68	Post Verify Deposit
	07/14	428.37	Post Verify Deposit
	07/14	409.55	Post Verify Deposit
	07/14	389.50	Post Verify Deposit
	07/14	358.93	Post Verify Deposit

Sheet Seq = 0120806

Sheet 00013 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 14 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/14	353.44	Post Verify Deposit
	07/14	346.91	Post Verify Deposit
	07/14	346.88	Post Verify Deposit
	07/14	346.43	Post Verify Deposit
	07/14	345.74	Post Verify Deposit
	07/14	325.37	Post Verify Deposit
	07/14	289.99	Post Verify Deposit
	07/14	282.02	Post Verify Deposit
	07/14	264.20	Post Verify Deposit
	07/14	249.52	Post Verify Deposit
	07/14	242.16	Post Verify Deposit
	07/14	233.53	Post Verify Deposit
	07/14	226.15	Post Verify Deposit
	07/14	223.65	Post Verify Deposit
	07/14	221.35	Post Verify Deposit
	07/14	191.87	Post Verify Deposit
	07/14	177.84	Post Verify Deposit
	07/14	177.38	Post Verify Deposit
	07/14	169.21	Post Verify Deposit
	07/14	153.44	Post Verify Deposit
	07/14	127.76	Post Verify Deposit
	07/14	117.07	Post Verify Deposit
	07/14	109.32	Post Verify Deposit
	07/14	107.62	Post Verify Deposit
	07/14	95.27	Post Verify Deposit
	07/14	90.30	Post Verify Deposit
	07/14	80.66	Post Verify Deposit
	07/14	80.50	Post Verify Deposit
	07/14	12.72	Post Verify Deposit
	07/14	1,021.22	Cash Vault Deposit
	07/14	911.49	Cash Vault Deposit
	07/14	661.78	Cash Vault Deposit
	07/14	562.49	Cash Vault Deposit
	07/14	553.80	Cash Vault Deposit
	07/15	890.43	Cash Only Customer Deposit
	07/15	424.13	Cash Only Customer Deposit
	07/15	387.23	Cash Only Customer Deposit
	07/15	329.18	Cash Only Customer Deposit
	07/15	273.99	Cash Only Customer Deposit
	07/15	256.15	Cash Only Customer Deposit
	07/15	252.21	Cash Only Customer Deposit
	07/15	201.13	Cash Only Customer Deposit
	07/15	195.70	Cash Only Customer Deposit
	07/15	40.00	Cash Only Customer Deposit
	07/15	3,281.00	Post Verify Deposit
	07/15	2,048.59	Post Verify Deposit

Sheet Seq = 0120807

Sheet 00014 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 15 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/15	1,717.15	Post Verify Deposit
	07/15	1,405.19	Post Verify Deposit
	07/15	1,294.94	Post Verify Deposit
	07/15	1,099.64	Post Verify Deposit
	07/15	834.78	Post Verify Deposit
	07/15	705.93	Post Verify Deposit
	07/15	619.03	Post Verify Deposit
	07/15	584.86	Post Verify Deposit
	07/15	525.71	Post Verify Deposit
	07/15	511.16	Post Verify Deposit
	07/15	509.27	Post Verify Deposit
	07/15	504.68	Post Verify Deposit
	07/15	385.40	Post Verify Deposit
	07/15	354.18	Post Verify Deposit
	07/15	353.08	Post Verify Deposit
	07/15	346.07	Post Verify Deposit
	07/15	339.18	Post Verify Deposit
	07/15	333.82	Post Verify Deposit
	07/15	266.39	Post Verify Deposit
	07/15	255.62	Post Verify Deposit
	07/15	243.08	Post Verify Deposit
	07/15	223.99	Post Verify Deposit
	07/15	183.17	Post Verify Deposit
	07/15	181.52	Post Verify Deposit
	07/15	172.85	Post Verify Deposit
	07/15	145.03	Post Verify Deposit
	07/15	125.13	Post Verify Deposit
	07/15	53.39	Post Verify Deposit
	07/15	47.35	Post Verify Deposit
	07/15	42.77	Post Verify Deposit
	07/15	23.66	Post Verify Deposit
	07/15	8.65	Post Verify Deposit
	07/15	971.08	Cash Vault Deposit
	07/15	869.80	Cash Vault Deposit
	07/15	110.00	Deposit $1,121.69 on 07/13/20 Enclosed Item Not Listed - Ref
			#A-0071405141AZ
	07/15	50.00	Deposit $1,548.41 on 07/13/20 Enclosed Item Not Listed - Ref
			#A-0071405142AZ
	07/15	2.00	Cash Vault - Coin Difference
	07/16	963.73	Cash Only Customer Deposit
	07/16	913.99	Cash Only Customer Deposit
	07/16	381.37	Cash Only Customer Deposit
	07/16	1,008.53	Post Verify Deposit
	07/16	806.78	Post Verify Deposit
	07/16	766.91	Post Verify Deposit
	07/16	694.44	Post Verify Deposit

Sheet Seq = 0120808

Sheet 00015 of 00033

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 16 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/16	691.42	Post Verify Deposit
	07/16	646.54	Post Verify Deposit
	07/16	646.03	Post Verify Deposit
	07/16	606.50	Post Verify Deposit
	07/16	588.08	Post Verify Deposit
	07/16	579.70	Post Verify Deposit
	07/16	544.53	Post Verify Deposit
	07/16	509.76	Post Verify Deposit
	07/16	419.04	Post Verify Deposit
	07/16	407.57	Post Verify Deposit
	07/16	379.18	Post Verify Deposit
	07/16	373.53	Post Verify Deposit
	07/16	372.67	Post Verify Deposit
	07/16	370.04	Post Verify Deposit
	07/16	329.72	Post Verify Deposit
	07/16	309.42	Post Verify Deposit
	07/16	243.13	Post Verify Deposit
	07/16	236.42	Post Verify Deposit
	07/16	230.43	Post Verify Deposit
	07/16	200.45	Post Verify Deposit
	07/16	164.90	Post Verify Deposit
	07/16	140.84	Post Verify Deposit
	07/16	136.20	Post Verify Deposit
	07/16	130.24	Post Verify Deposit
	07/16	124.11	Post Verify Deposit
	07/16	123.62	Post Verify Deposit
	07/16	109.79	Post Verify Deposit
	07/16	92.00	Post Verify Deposit
	07/16	74.04	Post Verify Deposit
	07/16	55.69	Post Verify Deposit
	07/16	39.69	Post Verify Deposit
	07/16	23.11	Post Verify Deposit
	07/16	13.22	Post Verify Deposit
	07/16	1,659.47	Cash Vault Deposit
	07/16	1,128.32	Cash Vault Deposit
07/15	07/17	100.00	Reversing Debit Adjustment
07/15	07/17	39.33	Checks Sent Not Listed
	07/17	78.84	Cash Only Customer Deposit
	07/17	3,079.16	Post Verify Deposit
	07/17	987.83	Post Verify Deposit
	07/17	777.37	Post Verify Deposit
	07/17	724.44	Post Verify Deposit
	07/17	653.49	Post Verify Deposit
	07/17	616.63	Post Verify Deposit
	07/17	604.00	Post Verify Deposit
	07/17	559.61	Post Verify Deposit

Sheet Seq = 0120809

Sheet 00016 of 00033

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 17 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/17	505.02	Post Verify Deposit
	07/17	476.80	Post Verify Deposit
	07/17	476.12	Post Verify Deposit
	07/17	459.51	Post Verify Deposit
	07/17	439.38	Post Verify Deposit
	07/17	436.12	Post Verify Deposit
	07/17	425.92	Post Verify Deposit
	07/17	389.02	Post Verify Deposit
	07/17	384.46	Post Verify Deposit
	07/17	351.58	Post Verify Deposit
	07/17	345.17	Post Verify Deposit
	07/17	305.15	Post Verify Deposit
	07/17	296.41	Post Verify Deposit
	07/17	283.16	Post Verify Deposit
	07/17	232.26	Post Verify Deposit
	07/17	173.92	Post Verify Deposit
	07/17	166.15	Post Verify Deposit
	07/17	150.05	Post Verify Deposit
	07/17	142.19	Post Verify Deposit
	07/17	141.45	Post Verify Deposit
	07/17	131.37	Post Verify Deposit
	07/17	128.43	Post Verify Deposit
	07/17	128.40	Post Verify Deposit
	07/17	124.84	Post Verify Deposit
	07/17	110.77	Post Verify Deposit
	07/17	110.73	Post Verify Deposit
	07/17	104.96	Post Verify Deposit
	07/17	96.38	Post Verify Deposit
	07/17	79.24	Post Verify Deposit
	07/17	50.69	Post Verify Deposit
	07/17	37.18	Post Verify Deposit
	07/17	12.64	Post Verify Deposit
	07/20	1,190.67	Cash Only Customer Deposit
	07/20	717.15	Cash Only Customer Deposit
	07/20	606.81	Cash Only Customer Deposit
	07/20	479.05	Cash Only Customer Deposit
	07/20	468.35	Cash Only Customer Deposit
	07/20	379.50	Cash Only Customer Deposit
	07/20	379.22	Cash Only Customer Deposit
	07/20	314.48	Cash Only Customer Deposit
	07/20	290.16	Cash Only Customer Deposit
	07/20	258.48	Cash Only Customer Deposit
	07/20	192.36	Cash Only Customer Deposit
	07/20	149.97	Cash Only Customer Deposit
	07/20	145.23	Cash Only Customer Deposit
	07/20	135.50	Cash Only Customer Deposit

Sheet Seq = 0120810

Sheet 00017 of 00033

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 18 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/20	114.47	Cash Only Customer Deposit
	07/20	84.65	Cash Only Customer Deposit
	07/20	2,142.43	Post Verify Deposit
	07/20	2,031.03	Post Verify Deposit
	07/20	1,512.55	Post Verify Deposit
	07/20	1,390.89	Post Verify Deposit
	07/20	1,387.42	Post Verify Deposit
	07/20	1,186.84	Post Verify Deposit
	07/20	983.69	Post Verify Deposit
	07/20	965.56	Post Verify Deposit
	07/20	884.67	Post Verify Deposit
	07/20	875.57	Post Verify Deposit
	07/20	832.72	Post Verify Deposit
	07/20	810.71	Post Verify Deposit
	07/20	806.75	Post Verify Deposit
	07/20	778.83	Post Verify Deposit
	07/20	705.70	Post Verify Deposit
	07/20	695.74	Post Verify Deposit
	07/20	693.75	Post Verify Deposit
	07/20	677.45	Post Verify Deposit
	07/20	651.55	Post Verify Deposit
	07/20	648.54	Post Verify Deposit
	07/20	639.46	Post Verify Deposit
	07/20	607.20	Post Verify Deposit
	07/20	598.03	Post Verify Deposit
	07/20	597.86	Post Verify Deposit
	07/20	593.28	Post Verify Deposit
	07/20	582.47	Post Verify Deposit
	07/20	572.80	Post Verify Deposit
	07/20	547.14	Post Verify Deposit
	07/20	541.43	Post Verify Deposit
	07/20	537.78	Post Verify Deposit
	07/20	521.23	Post Verify Deposit
	07/20	520.35	Post Verify Deposit
	07/20	516.58	Post Verify Deposit
	07/20	512.57	Post Verify Deposit
	07/20	507.20	Post Verify Deposit
	07/20	494.71	Post Verify Deposit
	07/20	485.42	Post Verify Deposit
	07/20	482.65	Post Verify Deposit
	07/20	481.05	Post Verify Deposit
	07/20	474.04	Post Verify Deposit
	07/20	461.14	Post Verify Deposit
	07/20	450.86	Post Verify Deposit
	07/20	445.09	Post Verify Deposit
	07/20	439.62	Post Verify Deposit

Sheet Seq = 0120811

Sheet 00018 of 00033

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 19 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/20	439.39	Post Verify Deposit
	07/20	431.99	Post Verify Deposit
	07/20	430.41	Post Verify Deposit
	07/20	423.89	Post Verify Deposit
	07/20	392.14	Post Verify Deposit
	07/20	388.22	Post Verify Deposit
	07/20	374.36	Post Verify Deposit
	07/20	374.15	Post Verify Deposit
	07/20	364.32	Post Verify Deposit
	07/20	355.13	Post Verify Deposit
	07/20	349.85	Post Verify Deposit
	07/20	346.13	Post Verify Deposit
	07/20	340.75	Post Verify Deposit
	07/20	336.81	Post Verify Deposit
	07/20	332.32	Post Verify Deposit
	07/20	328.99	Post Verify Deposit
	07/20	320.42	Post Verify Deposit
	07/20	317.19	Post Verify Deposit
	07/20	315.49	Post Verify Deposit
	07/20	314.04	Post Verify Deposit
	07/20	313.73	Post Verify Deposit
	07/20	298.15	Post Verify Deposit
	07/20	294.90	Post Verify Deposit
	07/20	287.69	Post Verify Deposit
	07/20	281.59	Post Verify Deposit
	07/20	280.66	Post Verify Deposit
	07/20	274.20	Post Verify Deposit
	07/20	270.49	Post Verify Deposit
	07/20	269.50	Post Verify Deposit
	07/20	265.99	Post Verify Deposit
	07/20	263.94	Post Verify Deposit
	07/20	261.15	Post Verify Deposit
	07/20	229.62	Post Verify Deposit
	07/20	217.50	Post Verify Deposit
	07/20	216.12	Post Verify Deposit
	07/20	210.54	Post Verify Deposit
	07/20	204.39	Post Verify Deposit
	07/20	200.03	Post Verify Deposit
	07/20	196.48	Post Verify Deposit
	07/20	182.90	Post Verify Deposit
	07/20	181.75	Post Verify Deposit
	07/20	171.38	Post Verify Deposit
	07/20	163.77	Post Verify Deposit
	07/20	163.52	Post Verify Deposit
	07/20	161.91	Post Verify Deposit
	07/20	160.58	Post Verify Deposit

Sheet Seq = 0120812

Sheet 00019 of 00033

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 20 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/20	159.21	Post Verify Deposit
	07/20	158.47	Post Verify Deposit
	07/20	156.69	Post Verify Deposit
	07/20	156.10	Post Verify Deposit
	07/20	147.64	Post Verify Deposit
	07/20	139.32	Post Verify Deposit
	07/20	130.16	Post Verify Deposit
	07/20	127.60	Post Verify Deposit
	07/20	126.73	Post Verify Deposit
	07/20	125.92	Post Verify Deposit
	07/20	125.64	Post Verify Deposit
	07/20	113.51	Post Verify Deposit
	07/20	113.38	Post Verify Deposit
	07/20	111.82	Post Verify Deposit
	07/20	108.75	Post Verify Deposit
	07/20	108.48	Post Verify Deposit
	07/20	102.17	Post Verify Deposit
	07/20	101.32	Post Verify Deposit
	07/20	97.15	Post Verify Deposit
	07/20	96.33	Post Verify Deposit
	07/20	93.93	Post Verify Deposit
	07/20	93.04	Post Verify Deposit
	07/20	91.85	Post Verify Deposit
	07/20	63.54	Post Verify Deposit
	07/20	61.95	Post Verify Deposit
	07/20	48.64	Post Verify Deposit
	07/20	45.00	Post Verify Deposit
	07/20	40.00	Post Verify Deposit
	07/20	36.42	Post Verify Deposit
	07/20	20.34	Post Verify Deposit
	07/20	19.18	Post Verify Deposit
	07/20	17.97	Post Verify Deposit
	07/20	16.34	Post Verify Deposit
	07/20	14.80	Post Verify Deposit
	07/20	0.35	Post Verify Deposit
	07/20	0.01	Post Verify Deposit
	07/20	1,352.90	Cash Vault Deposit
	07/20	395.15	Cash Vault Deposit
	07/21	1,807.98	Cash Only Customer Deposit
	07/21	1,104.75	Cash Only Customer Deposit
	07/21	1,034.12	Cash Only Customer Deposit
	07/21	696.62	Cash Only Customer Deposit
	07/21	605.61	Cash Only Customer Deposit
	07/21	453.92	Cash Only Customer Deposit
	07/21	240.76	Cash Only Customer Deposit
	07/21	197.03	Cash Only Customer Deposit

Sheet Seq = 0120813

Sheet 00020 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 21 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/21	170.33	Cash Only Customer Deposit
	07/21	827.29	Post Verify Deposit
	07/21	664.31	Post Verify Deposit
	07/21	623.68	Post Verify Deposit
	07/21	616.79	Post Verify Deposit
	07/21	552.65	Post Verify Deposit
	07/21	532.24	Post Verify Deposit
	07/21	521.87	Post Verify Deposit
	07/21	441.86	Post Verify Deposit
	07/21	416.40	Post Verify Deposit
	07/21	413.67	Post Verify Deposit
	07/21	407.75	Post Verify Deposit
	07/21	376.28	Post Verify Deposit
	07/21	345.29	Post Verify Deposit
	07/21	344.07	Post Verify Deposit
	07/21	342.47	Post Verify Deposit
	07/21	338.31	Post Verify Deposit
	07/21	334.75	Post Verify Deposit
	07/21	318.55	Post Verify Deposit
	07/21	286.42	Post Verify Deposit
	07/21	231.37	Post Verify Deposit
	07/21	229.58	Post Verify Deposit
	07/21	218.60	Post Verify Deposit
	07/21	189.41	Post Verify Deposit
	07/21	167.29	Post Verify Deposit
	07/21	162.99	Post Verify Deposit
	07/21	132.54	Post Verify Deposit
	07/21	89.64	Post Verify Deposit
	07/21	51.83	Post Verify Deposit
	07/21	47.01	Post Verify Deposit
	07/21	26.54	Post Verify Deposit
	07/21	9.57	Post Verify Deposit
	07/22	507.15	Cash Only Customer Deposit
	07/22	380.74	Cash Only Customer Deposit
	07/22	375.51	Cash Only Customer Deposit
	07/22	182.08	Cash Only Customer Deposit
	07/22	139.74	Cash Only Customer Deposit
	07/22	124.91	Cash Only Customer Deposit
	07/22	118.42	Cash Only Customer Deposit
	07/22	83.42	Cash Only Customer Deposit
	07/22	1,040.95	Post Verify Deposit
	07/22	715.11	Post Verify Deposit
	07/22	655.15	Post Verify Deposit
	07/22	612.21	Post Verify Deposit
	07/22	521.51	Post Verify Deposit
	07/22	484.12	Post Verify Deposit

Sheet Seq = 0120814

Sheet 00021 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 22 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/22	468.03	Post Verify Deposit
	07/22	454.18	Post Verify Deposit
	07/22	454.03	Post Verify Deposit
	07/22	441.05	Post Verify Deposit
	07/22	423.35	Post Verify Deposit
	07/22	387.26	Post Verify Deposit
	07/22	363.99	Post Verify Deposit
	07/22	350.17	Post Verify Deposit
	07/22	336.16	Post Verify Deposit
	07/22	322.49	Post Verify Deposit
	07/22	316.20	Post Verify Deposit
	07/22	314.81	Post Verify Deposit
	07/22	242.82	Post Verify Deposit
	07/22	189.45	Post Verify Deposit
	07/22	174.87	Post Verify Deposit
	07/22	168.00	Post Verify Deposit
	07/22	162.29	Post Verify Deposit
	07/22	131.87	Post Verify Deposit
	07/22	127.09	Post Verify Deposit
	07/22	120.78	Post Verify Deposit
	07/22	113.48	Post Verify Deposit
	07/22	103.83	Post Verify Deposit
	07/22	89.36	Post Verify Deposit
	07/22	87.13	Post Verify Deposit
	07/22	80.35	Post Verify Deposit
	07/22	61.19	Post Verify Deposit
	07/22	50.82	Post Verify Deposit
	07/22	47.65	Post Verify Deposit
	07/22	34.31	Post Verify Deposit
	07/22	6.03	Post Verify Deposit
	07/22	20.00	Cash Deposit Adjustment
	07/23	602.18	Cash Only Customer Deposit
	07/23	873.17	Post Verify Deposit
	07/23	756.20	Post Verify Deposit
	07/23	614.02	Post Verify Deposit
	07/23	540.66	Post Verify Deposit
	07/23	435.06	Post Verify Deposit
	07/23	400.39	Post Verify Deposit
	07/23	379.84	Post Verify Deposit
	07/23	331.06	Post Verify Deposit
	07/23	328.17	Post Verify Deposit
	07/23	319.65	Post Verify Deposit
	07/23	309.79	Post Verify Deposit
	07/23	271.57	Post Verify Deposit
	07/23	242.59	Post Verify Deposit
	07/23	227.47	Post Verify Deposit

Sheet Seq = 0120815

Sheet 00022 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 23 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/23	191.02	Post Verify Deposit
	07/23	169.87	Post Verify Deposit
	07/23	167.97	Post Verify Deposit
	07/23	147.73	Post Verify Deposit
	07/23	144.34	Post Verify Deposit
	07/23	142.48	Post Verify Deposit
	07/23	129.70	Post Verify Deposit
	07/23	121.96	Post Verify Deposit
	07/23	108.62	Post Verify Deposit
	07/23	102.76	Post Verify Deposit
	07/23	76.71	Post Verify Deposit
	07/23	67.08	Post Verify Deposit
	07/23	40.81	Post Verify Deposit
	07/23	39.19	Post Verify Deposit
	07/23	24.38	Post Verify Deposit
	07/23	22.69	Post Verify Deposit
	07/23	14.82	Post Verify Deposit
	07/24	1,262.45	Cash Only Customer Deposit
	07/24	541.85	Cash Only Customer Deposit
	07/24	260.33	Cash Only Customer Deposit
	07/24	179.48	Cash Only Customer Deposit
	07/24	164.68	Cash Only Customer Deposit
	07/24	148.52	Cash Only Customer Deposit
	07/24	97.48	Cash Only Customer Deposit
	07/24	1,410.38	Post Verify Deposit
	07/24	1,332.83	Post Verify Deposit
	07/24	1,093.75	Post Verify Deposit
	07/24	961.52	Post Verify Deposit
	07/24	739.36	Post Verify Deposit
	07/24	734.71	Post Verify Deposit
	07/24	681.52	Post Verify Deposit
	07/24	641.64	Post Verify Deposit
	07/24	558.88	Post Verify Deposit
	07/24	551.43	Post Verify Deposit
	07/24	524.49	Post Verify Deposit
	07/24	425.23	Post Verify Deposit
	07/24	422.57	Post Verify Deposit
	07/24	407.53	Post Verify Deposit
	07/24	407.46	Post Verify Deposit
	07/24	352.18	Post Verify Deposit
	07/24	348.34	Post Verify Deposit
	07/24	322.86	Post Verify Deposit
	07/24	314.10	Post Verify Deposit
	07/24	313.30	Post Verify Deposit
	07/24	296.61	Post Verify Deposit
	07/24	293.95	Post Verify Deposit

Sheet Seq = 0120816

Sheet 00023 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 24 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/24	291.09	Post Verify Deposit
	07/24	274.71	Post Verify Deposit
	07/24	273.06	Post Verify Deposit
	07/24	263.08	Post Verify Deposit
	07/24	262.21	Post Verify Deposit
	07/24	261.23	Post Verify Deposit
	07/24	252.57	Post Verify Deposit
	07/24	248.84	Post Verify Deposit
	07/24	247.93	Post Verify Deposit
	07/24	218.95	Post Verify Deposit
	07/24	215.44	Post Verify Deposit
	07/24	211.40	Post Verify Deposit
	07/24	164.85	Post Verify Deposit
	07/24	149.26	Post Verify Deposit
	07/24	142.29	Post Verify Deposit
	07/24	141.04	Post Verify Deposit
	07/24	133.43	Post Verify Deposit
	07/24	126.92	Post Verify Deposit
	07/24	121.21	Post Verify Deposit
	07/24	119.74	Post Verify Deposit
	07/24	104.72	Post Verify Deposit
	07/24	93.74	Post Verify Deposit
	07/24	92.79	Post Verify Deposit
	07/24	90.41	Post Verify Deposit
	07/24	66.29	Post Verify Deposit
	07/24	61.51	Post Verify Deposit
	07/24	61.33	Post Verify Deposit
	07/24	50.52	Post Verify Deposit
	07/24	49.74	Post Verify Deposit
	07/24	49.16	Post Verify Deposit
	07/24	42.35	Post Verify Deposit
	07/24	42.16	Post Verify Deposit
	07/24	25.74	Post Verify Deposit
	07/24	20.33	Post Verify Deposit
	07/24	10.59	Post Verify Deposit
	07/24	6.12	Post Verify Deposit
	07/24	4.05	Post Verify Deposit
	07/24	1,862.47	Cash Vault Deposit
	07/27	1,262.94	Cash Only Customer Deposit
	07/27	720.21	Cash Only Customer Deposit
	07/27	586.60	Cash Only Customer Deposit
	07/27	501.39	Cash Only Customer Deposit
	07/27	438.33	Cash Only Customer Deposit
	07/27	269.15	Cash Only Customer Deposit
	07/27	258.60	Cash Only Customer Deposit
	07/27	230.83	Cash Only Customer Deposit

Sheet Seq = 0120817

Sheet 00024 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 25 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/27	219.41	Cash Only Customer Deposit
	07/27	168.37	Cash Only Customer Deposit
	07/27	119.93	Cash Only Customer Deposit
	07/27	108.54	Cash Only Customer Deposit
	07/27	98.62	Cash Only Customer Deposit
	07/27	93.12	Cash Only Customer Deposit
	07/27	17.99	Cash Only Customer Deposit
	07/27	1,805.31	Post Verify Deposit
	07/27	1,608.38	Post Verify Deposit
	07/27	1,482.64	Post Verify Deposit
	07/27	1,217.20	Post Verify Deposit
	07/27	1,206.21	Post Verify Deposit
	07/27	1,114.05	Post Verify Deposit
	07/27	1,110.35	Post Verify Deposit
	07/27	1,061.78	Post Verify Deposit
	07/27	965.24	Post Verify Deposit
	07/27	924.56	Post Verify Deposit
	07/27	918.01	Post Verify Deposit
	07/27	876.31	Post Verify Deposit
	07/27	865.10	Post Verify Deposit
	07/27	852.73	Post Verify Deposit
	07/27	784.01	Post Verify Deposit
	07/27	776.96	Post Verify Deposit
	07/27	733.49	Post Verify Deposit
	07/27	716.80	Post Verify Deposit
	07/27	712.72	Post Verify Deposit
	07/27	712.13	Post Verify Deposit
	07/27	670.23	Post Verify Deposit
	07/27	639.79	Post Verify Deposit
	07/27	619.43	Post Verify Deposit
	07/27	613.26	Post Verify Deposit
	07/27	599.70	Post Verify Deposit
	07/27	584.44	Post Verify Deposit
	07/27	582.60	Post Verify Deposit
	07/27	572.32	Post Verify Deposit
	07/27	560.93	Post Verify Deposit
	07/27	553.55	Post Verify Deposit
	07/27	527.28	Post Verify Deposit
	07/27	493.85	Post Verify Deposit
	07/27	488.55	Post Verify Deposit
	07/27	483.01	Post Verify Deposit
	07/27	463.33	Post Verify Deposit
	07/27	461.08	Post Verify Deposit
	07/27	448.57	Post Verify Deposit
	07/27	442.69	Post Verify Deposit
	07/27	435.13	Post Verify Deposit

Sheet Seq = 0120818

Sheet 00025 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 26 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/27	434.79	Post Verify Deposit
	07/27	426.84	Post Verify Deposit
	07/27	421.76	Post Verify Deposit
	07/27	417.93	Post Verify Deposit
	07/27	415.90	Post Verify Deposit
	07/27	412.94	Post Verify Deposit
	07/27	410.28	Post Verify Deposit
	07/27	389.79	Post Verify Deposit
	07/27	376.78	Post Verify Deposit
	07/27	376.76	Post Verify Deposit
	07/27	374.04	Post Verify Deposit
	07/27	371.64	Post Verify Deposit
	07/27	368.06	Post Verify Deposit
	07/27	365.28	Post Verify Deposit
	07/27	364.89	Post Verify Deposit
	07/27	364.65	Post Verify Deposit
	07/27	350.11	Post Verify Deposit
	07/27	345.18	Post Verify Deposit
	07/27	344.27	Post Verify Deposit
	07/27	336.03	Post Verify Deposit
	07/27	325.15	Post Verify Deposit
	07/27	323.12	Post Verify Deposit
	07/27	320.04	Post Verify Deposit
	07/27	315.68	Post Verify Deposit
	07/27	312.61	Post Verify Deposit
	07/27	301.62	Post Verify Deposit
	07/27	292.49	Post Verify Deposit
	07/27	285.41	Post Verify Deposit
	07/27	268.40	Post Verify Deposit
	07/27	259.00	Post Verify Deposit
	07/27	257.65	Post Verify Deposit
	07/27	239.72	Post Verify Deposit
	07/27	230.52	Post Verify Deposit
	07/27	226.20	Post Verify Deposit
	07/27	220.99	Post Verify Deposit
	07/27	198.88	Post Verify Deposit
	07/27	194.03	Post Verify Deposit
	07/27	173.56	Post Verify Deposit
	07/27	158.82	Post Verify Deposit
	07/27	153.72	Post Verify Deposit
	07/27	152.73	Post Verify Deposit
	07/27	152.42	Post Verify Deposit
	07/27	151.38	Post Verify Deposit
	07/27	146.08	Post Verify Deposit
	07/27	137.27	Post Verify Deposit
	07/27	135.58	Post Verify Deposit

Sheet Seq = 0120819

Sheet 00026 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 27 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/27	134.32	Post Verify Deposit
	07/27	134.04	Post Verify Deposit
	07/27	133.46	Post Verify Deposit
	07/27	126.26	Post Verify Deposit
	07/27	123.74	Post Verify Deposit
	07/27	99.05	Post Verify Deposit
	07/27	94.87	Post Verify Deposit
	07/27	91.10	Post Verify Deposit
	07/27	83.88	Post Verify Deposit
	07/27	83.34	Post Verify Deposit
	07/27	68.63	Post Verify Deposit
	07/27	60.13	Post Verify Deposit
	07/27	29.06	Post Verify Deposit
	07/27	6.36	Post Verify Deposit
	07/28	1,264.26	Cash Only Customer Deposit
	07/28	1,072.75	Cash Only Customer Deposit
	07/28	755.25	Cash Only Customer Deposit
	07/28	720.60	Cash Only Customer Deposit
	07/28	597.12	Cash Only Customer Deposit
	07/28	369.51	Cash Only Customer Deposit
	07/28	320.05	Cash Only Customer Deposit
	07/28	1,268.05	Post Verify Deposit
	07/28	1,019.66	Post Verify Deposit
	07/28	830.34	Post Verify Deposit
	07/28	824.92	Post Verify Deposit
	07/28	716.36	Post Verify Deposit
	07/28	648.42	Post Verify Deposit
	07/28	550.93	Post Verify Deposit
	07/28	537.28	Post Verify Deposit
	07/28	504.63	Post Verify Deposit
	07/28	500.35	Post Verify Deposit
	07/28	500.20	Post Verify Deposit
	07/28	480.04	Post Verify Deposit
	07/28	477.35	Post Verify Deposit
	07/28	463.85	Post Verify Deposit
	07/28	411.06	Post Verify Deposit
	07/28	374.30	Post Verify Deposit
	07/28	371.43	Post Verify Deposit
	07/28	363.85	Post Verify Deposit
	07/28	356.92	Post Verify Deposit
	07/28	330.50	Post Verify Deposit
	07/28	324.90	Post Verify Deposit
	07/28	323.75	Post Verify Deposit
	07/28	319.13	Post Verify Deposit
	07/28	309.51	Post Verify Deposit
	07/28	308.31	Post Verify Deposit

Sheet Seq = 0120820

Sheet 00027 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 28 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/28	280.82	Post Verify Deposit
	07/28	280.23	Post Verify Deposit
	07/28	257.62	Post Verify Deposit
	07/28	240.16	Post Verify Deposit
	07/28	238.72	Post Verify Deposit
	07/28	220.51	Post Verify Deposit
	07/28	215.45	Post Verify Deposit
	07/28	208.79	Post Verify Deposit
	07/28	166.67	Post Verify Deposit
	07/28	154.41	Post Verify Deposit
	07/28	152.75	Post Verify Deposit
	07/28	137.42	Post Verify Deposit
	07/28	118.59	Post Verify Deposit
	07/28	116.12	Post Verify Deposit
	07/28	79.69	Post Verify Deposit
	07/28	69.33	Post Verify Deposit
	07/28	49.60	Post Verify Deposit
	07/28	26.54	Post Verify Deposit
	07/28	12.96	Post Verify Deposit
	07/29	1,010.25	Cash Only Customer Deposit
	07/29	814.72	Cash Only Customer Deposit
	07/29	557.65	Cash Only Customer Deposit
	07/29	388.82	Cash Only Customer Deposit
	07/29	311.10	Cash Only Customer Deposit
	07/29	300.00	Cash Only Customer Deposit
	07/29	297.00	Cash Only Customer Deposit
	07/29	254.87	Cash Only Customer Deposit
	07/29	198.76	Cash Only Customer Deposit
	07/29	196.30	Cash Only Customer Deposit
	07/29	99.85	Cash Only Customer Deposit
	07/29	800.00	Post Verify Deposit
	07/29	771.47	Post Verify Deposit
	07/29	516.70	Post Verify Deposit
	07/29	500.00	Post Verify Deposit
	07/29	423.00	Post Verify Deposit
	07/29	390.95	Post Verify Deposit
	07/29	383.79	Post Verify Deposit
	07/29	368.98	Post Verify Deposit
	07/29	362.60	Post Verify Deposit
	07/29	347.18	Post Verify Deposit
	07/29	342.12	Post Verify Deposit
	07/29	340.54	Post Verify Deposit
	07/29	316.99	Post Verify Deposit
	07/29	310.57	Post Verify Deposit
	07/29	300.00	Post Verify Deposit
	07/29	295.58	Post Verify Deposit

Sheet Seq = 0120821

Sheet 00028 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 29 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/29	267.06	Post Verify Deposit
	07/29	244.58	Post Verify Deposit
	07/29	243.94	Post Verify Deposit
	07/29	243.81	Post Verify Deposit
	07/29	200.46	Post Verify Deposit
	07/29	175.95	Post Verify Deposit
	07/29	169.08	Post Verify Deposit
	07/29	162.34	Post Verify Deposit
	07/29	130.21	Post Verify Deposit
	07/29	115.47	Post Verify Deposit
	07/29	110.66	Post Verify Deposit
	07/29	89.30	Post Verify Deposit
	07/29	80.41	Post Verify Deposit
	07/29	50.00	Post Verify Deposit
	07/29	43.25	Post Verify Deposit
	07/30	808.89	Cash Only Customer Deposit
	07/30	659.90	Cash Only Customer Deposit
	07/30	445.28	Cash Only Customer Deposit
	07/30	431.03	Cash Only Customer Deposit
	07/30	410.85	Cash Only Customer Deposit
	07/30	327.94	Cash Only Customer Deposit
	07/30	235.13	Cash Only Customer Deposit
	07/30	185.67	Cash Only Customer Deposit
	07/30	163.35	Cash Only Customer Deposit
	07/30	155.57	Cash Only Customer Deposit
	07/30	1,841.88	Post Verify Deposit
	07/30	1,692.24	Post Verify Deposit
	07/30	1,150.50	Post Verify Deposit
	07/30	938.95	Post Verify Deposit
	07/30	804.00	Post Verify Deposit
	07/30	800.00	Post Verify Deposit
	07/30	774.65	Post Verify Deposit
	07/30	752.34	Post Verify Deposit
	07/30	620.59	Post Verify Deposit
	07/30	598.15	Post Verify Deposit
	07/30	570.63	Post Verify Deposit
	07/30	537.00	Post Verify Deposit
	07/30	500.41	Post Verify Deposit
	07/30	500.00	Post Verify Deposit
	07/30	473.53	Post Verify Deposit
	07/30	463.91	Post Verify Deposit
	07/30	461.46	Post Verify Deposit
	07/30	455.18	Post Verify Deposit
	07/30	431.98	Post Verify Deposit
	07/30	393.43	Post Verify Deposit
	07/30	378.75	Post Verify Deposit

Sheet Seq = 0120822

Sheet 00029 of 00033

Account number: ***5582	■ July 4, 2020 - July 31, 2020 ■ Page 30 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/30	377.41	Post Verify Deposit
	07/30	372.52	Post Verify Deposit
	07/30	352.58	Post Verify Deposit
	07/30	336.97	Post Verify Deposit
	07/30	331.13	Post Verify Deposit
	07/30	274.63	Post Verify Deposit
	07/30	272.81	Post Verify Deposit
	07/30	234.00	Post Verify Deposit
	07/30	211.70	Post Verify Deposit
	07/30	168.60	Post Verify Deposit
	07/30	167.27	Post Verify Deposit
	07/30	155.58	Post Verify Deposit
	07/30	153.99	Post Verify Deposit
	07/30	142.72	Post Verify Deposit
	07/30	140.59	Post Verify Deposit
	07/30	129.39	Post Verify Deposit
	07/30	83.29	Post Verify Deposit
	07/30	52.25	Post Verify Deposit
	07/30	37.05	Post Verify Deposit
	07/30	25.02	Post Verify Deposit
	07/30	3.09	Post Verify Deposit
	07/31	1,145.81	Cash Only Customer Deposit
	07/31	1,125.30	Cash Only Customer Deposit
	07/31	660.79	Cash Only Customer Deposit
	07/31	611.41	Cash Only Customer Deposit
	07/31	278.91	Cash Only Customer Deposit
	07/31	264.85	Cash Only Customer Deposit
	07/31	46.02	Cash Only Customer Deposit
	07/31	1,025.25	Post Verify Deposit
	07/31	723.21	Post Verify Deposit
	07/31	689.95	Post Verify Deposit
	07/31	580.69	Post Verify Deposit
	07/31	487.10	Post Verify Deposit
	07/31	438.74	Post Verify Deposit
	07/31	436.12	Post Verify Deposit
	07/31	398.99	Post Verify Deposit
	07/31	394.98	Post Verify Deposit
	07/31	392.95	Post Verify Deposit
	07/31	381.06	Post Verify Deposit
	07/31	307.34	Post Verify Deposit
	07/31	300.33	Post Verify Deposit
	07/31	298.22	Post Verify Deposit
	07/31	287.76	Post Verify Deposit
	07/31	260.46	Post Verify Deposit
	07/31	245.54	Post Verify Deposit
	07/31	238.35	Post Verify Deposit

Sheet Seq = 0120823

Sheet 00030 of 00033

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 31 of 33

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/31	225.49	Post Verify Deposit
	07/31	222.78	Post Verify Deposit
	07/31	216.17	Post Verify Deposit
	07/31	213.93	Post Verify Deposit
	07/31	210.25	Post Verify Deposit
	07/31	191.10	Post Verify Deposit
	07/31	190.24	Post Verify Deposit
	07/31	189.46	Post Verify Deposit
	07/31	185.08	Post Verify Deposit
	07/31	176.21	Post Verify Deposit
	07/31	147.56	Post Verify Deposit
	07/31	144.82	Post Verify Deposit
	07/31	143.28	Post Verify Deposit
	07/31	140.87	Post Verify Deposit
	07/31	135.25	Post Verify Deposit
	07/31	133.26	Post Verify Deposit
	07/31	122.96	Post Verify Deposit
	07/31	116.70	Post Verify Deposit
	07/31	101.49	Post Verify Deposit
	07/31	98.64	Post Verify Deposit
	07/31	89.11	Post Verify Deposit
	07/31	89.03	Post Verify Deposit
	07/31	87.73	Post Verify Deposit
	07/31	80.76	Post Verify Deposit
	07/31	77.33	Post Verify Deposit
	07/31	72.68	Post Verify Deposit
	07/31	69.62	Post Verify Deposit
	07/31	66.04	Post Verify Deposit
	07/31	65.26	Post Verify Deposit
	07/31	55.52	Post Verify Deposit
	07/31	38.84	Post Verify Deposit
	07/31	33.74	Post Verify Deposit
	07/31	32.44	Post Verify Deposit
	07/31	30.71	Post Verify Deposit
	07/31	15.00	Post Verify Deposit
	07/31	11.00	Post Verify Deposit
	07/31	10.05	Post Verify Deposit
	07/31	6.35	Post Verify Deposit
	07/31	20.00	Cash Deposit Adjustment
		$616,184.61	Total electronic deposits/bank credits

		$620,897.49	Total credits

Sheet Seq = 0120824

Sheet 00031 of 00033

[***] indicates that information has been redacted.

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 32 of 33

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount		Transaction detail
	07/06	100.00		***
	07/06	73.76		***
	07/06	20.00		***
	07/06	34,226.65	<	***
	07/07	68,600.79	<	***
	07/08	37,704.45	<	***
	07/09	27,109.40	<	***
	07/10	27,770.02	<	***
	07/13	250.00		***
	07/13	1,872.91		***
	07/15	45.00		***
	07/15	102.00		***
	07/16	55.83		***
	07/16	51,583.10	<	***
	07/17	60.00		***
	07/17	25,922.29	<	***
	07/17	17,960.32	<	***
	07/20	16,126.17	<	***
	07/21	58,227.44	<	***
	07/22	16,762.14	<	***
	07/24	20,928.01	<	***
	07/27	22,593.70	<	***
	07/28	50,695.98	<	***
	07/29	21,241.96	<	***

Sheet Seq = 0120825

Sheet 00032 of 00033

[***] indicates that information has been redacted.

Account number: *** 5582	■ July 4, 2020 - July 31, 2020 ■ Page 33 of 33

Electronic debits/bank debits (continued)

Effective	Posted
date	date	Amount		Transaction detail
	07/30	13,526.31	<	***
	07/31	22,985.78	<	***

		$536,544.01		Total electronic debits/bank debits

		$536,544.01		Total debits

< Business to Business ACH:If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts.

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
07/03	34,326.65	07/14	155,586.35	07/23	123,331.26
07/06	68,700.79	07/15	180,418.64	07/24	125,045.95
07/07	33,655.34	07/16	147,014.86	07/27	153,099.23
07/08	23,377.29	07/17	118,988.42	07/28	123,645.21
07/09	24,947.91	07/20	160,820.69	07/29	115,929.56
07/10	24,641.12	07/21	119,165.39	07/30	125,389.03
07/13	105,936.25	07/22	114,987.31	07/31	118,680.13
	Average daily ledger balance	$99,953.12

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0120826

Sheet 00033 of 00033

[***] indicates that information has been redacted.

Previous Day Composite Report
New Previous Day
As of 07/31/2020

Company: LERNER NEW YORK INC.
User: ***	08/03/2020 10:03 AM ET
Commercial Electronic Office®	Treasury Information Reporting

Currency: USD
Bank: 121000248	WELLS FARGO BANK, N.A.
Account: *** 3243(NY)	LERNER NEW YORK, INC.

Balances

Closing Ledger Balance	59,202.00
Closing Collected Balance	.00
Opening Available Balance	41,904,044.68
One Day Float	59,202.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	15,633.77
MTD Average Closing Collected Balance	.00
Total Investment Position	41,844,842.68
Total Credits	2,569,543.68
Total Debits	2,510,341.68
Total Number Credits	2
Total Number Debits	13

Credit Transactions

7/31/2020	***	913,364.77
7/31/2020	***	1,656,178.91
		2,569,543.68

Debit Transactions

7/31/2020	***	530,000.00
7/31/2020	***	35,534.51

7/31/2020	***	26,800.77
7/31/2020	***	20,000.00
		6536
7/31/2020	***	15,575.00
7/31/2020	***	12,044.50

Page: 1

[***] indicates that information has been redacted.

Previous Day Composite Report
New Previous Day
As of 07/31/2020

Company: LERNER NEW YORK INC.
User: ***	08/03/2020 10:03 AM ET
Commercial Electronic Office®	Treasury Information Reporting

7/31/2020	***	10,000.00

7/31/2020	***	10,000.00
7/31/2020	***	1,388.00
	***	661,342.78
7/31/2020	***	1,119,125.09
7/31/2020	***	558,300.31
7/31/2020	***	168,000.00
7/31/2020	***	3,573.50

BOOK TRANSFER DEBIT Total	Debit Amount	1,848,998.90
Debit Total	Debit Amount	2,510,341.68
Account Net Amount		59,202.00

Currency: USD
Bank: 121000248	WELLS FARGO BANK, N.A.
Account: *** 8598(NC)	LERNER NEW YORK, INC.

Balances

Closing Ledger Balance	.00
Closing Collected Balance	.00
Opening Available Balance	.00
One Day Float	.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	.00
MTD Average Closing Collected Balance	.00
Total Credits	1,657,897.86
Total Debits	1,657,897.86
Total Number Credits	15
Total Number Debits	2

Credit Transactions
7/31/2020	***	526,879.24

Page: 2

[***] indicates that information has been redacted.

Previous Day Composite Report
New Previous Day
As of 07/31/2020

Company: LERNER NEW YORK INC.
User: ***	08/03/2020 10:03 AM ET
Commercial Electronic Office®	Treasury Information Reporting

7/31/2020	***	108,675.15
7/31/2020	***	57,278.09
7/31/2020	***	34,138.10
7/31/2020	***	29,962.66
7/31/2020	***	18,936.51
7/31/2020	***	17,872.70
7/31/2020	***	8,766.59
7/31/2020	***	8,118.34
7/31/2020	***	7,640.49
7/31/2020	***	1,352.07
7/31/2020	***	1,071.79
		820,691.73
7/31/2020	***	59,502.83
7/31/2020	***	767,119.68
7/31/2020	***	10,583.62
		777,703.30
		1,657,897.86

Page: 3

[***] indicates that information has been redacted.

Previous Day Composite Report
New Previous Day
As of 07/31/2020

Company: LERNER NEW YORK INC.
User: ***	08/03/2020 10:03 AM ET
Commercial Electronic Office®	Treasury Information Reporting

Debit Transactions
7/31/2020	***	1,718.95
7/31/2020	***	1,656,178.91
		1,657,897.86
	Account Net Amount	0.00

Currency: USD
Bank: 121000248
Balances
Closing Ledger Balance	59,202.00
Closing Collected Balance	.00
Opening Available Balance	41,904,044.68
One Day Float	59,202.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	15,633.77
MTD Average Closing Collected Balance	.00
Total Investment Position	41,844,842.68
Total Credits	4,227,441.54
Total Debits	4,168,239.54
Total Number Credits	17
Total Number Debits	15

Grand Total For Currency: USD
Balances
Closing Ledger Balance	59,202.00
Closing Collected Balance	.00
Opening Available Balance	41,904,044.68
One Day Float	59,202.00
Two+ Day Float	.00
MTD Average Closing Ledger Balance	15,633.77
MTD Average Closing Collected Balance	.00
Total Investment Position	41,844,842.68
Total Credits	4,227,441.54
Total Debits	4,168,239.54
Total Number Credits	17
Total Number Debits	15

---- END OF REPORT ----

Page: 4

[***] indicates that information has been redacted.

WellsOne® Account

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 1 of 11

Questions?
Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
LERNER NEW YORK, INC.	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
DBA NEW YORK & COMPANY
CONCENTRATION ACCOUNT	Online:	wellsfargo.com
330 W 34TH ST
NEW YORK NY 10001-2406	Write:	Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
***8598	$0.00	$39,924,648.63	$-39,924,648.63	$0.00

Credits

Deposits

Effective	Posted
date	date	Amount	Transaction detail
	07/17	76,758.81	Deposit
	07/31	59,502.83	Deposit
		$136,261.64	Total deposits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/06	113,699.04	***
	07/06	647,409.54	***
	07/06	624,400.99	***
	07/06	421,265.04	***
	07/06	46,763.89	***
	07/06	24,922.82	***
	07/06	14,803.97	***
	07/06	10,293.72	***
	07/06	9,339.92	***
	07/06	538,331.06	***
	07/06	89,627.05	***
	07/06	51,782.03	***
	07/06	16,998.69	***
	07/06	16,655.77	***

Sheet Seq = 0037934

Sheet 00001 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 2 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/06	16,076.98	***
	07/06	8,543.83	***
	07/06	1,185.39	***
	07/06	928.55	***
	07/06	405.57	***
	07/06	153.45	***
	07/06	121.48	***
	07/07	364,932.56	***
	07/07	15,011.51	***
	07/07	7,407.23	***
	07/07	280,582.97	***
	07/07	192,814.99	***
	07/07	152,708.86	***
	07/07	137,197.02	***
	07/07	134,350.70	***
	07/07	41,721.48	***
	07/07	34,746.74	***
	07/07	33,518.67	***
	07/07	12,899.78	***
	07/07	6,330.80	***
	07/07	3,207.46	***
	07/07	2,908.13	***
	07/07	586.51	***
	07/07	242.49	***
	07/07	178.73	***
	07/07	145.28	***
	07/08	128,091.95	***
	07/08	600,362.02	***
	07/08	13,350.70	***
	07/08	5,235.33	***
	07/08	626,598.94	***
	07/08	122,195.52	***
	07/08	71,534.06	***
	07/08	65,759.03	***
	07/08	18,684.39	***
	07/08	9,198.20	***
	07/08	4,112.03	***
	07/08	1,358.71	***
	07/08	794.87	***
	07/08	744.93	***
	07/08	74.35	***
	07/09	120,578.12	***

Sheet Seq = 0037935

Sheet 00002 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 3 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/09	542,649.60	***
	07/09	62,795.27	***
	07/09	14,745.00	***
	07/09	12,168.90	***
	07/09	10,374.43	***
	07/09	568,700.10	***
	07/09	104,660.82	***
	07/09	48,636.68	***
	07/09	32,978.83	***
	07/09	21,843.66	***
	07/09	17,541.12	***
	07/09	5,870.07	***
	07/09	715.20	***
	07/09	121.17	***
	07/09	35.47	***
	07/10	106,483.39	***
	07/10	554,392.65	***
	07/10	24,977.70	***
	07/10	10,750.50	***
	07/10	580,709.60	***
	07/10	54,495.00	***
	07/10	27,770.02	***
	07/10	16,411.71	***
	07/10	15,337.14	***
	07/10	9,917.17	***
	07/10	3,093.24	***
	07/10	1,625.14	***
	07/10	458.82	***
	07/10	88.77	***
	07/13	106,656.79	***
	07/13	106,035.67	***
	07/13	631,666.76	***
	07/13	616,224.66	***
	07/13	582,757.79	***
	07/13	624.99	***
	07/13	43,988.84	***
	07/13	26,019.78	***
	07/13	11,984.51	***

Sheet Seq = 0037936

Sheet 00003 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 4 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/13	11,394.15	***
	07/13	10,660.41	***
	07/13	558,862.18	***
	07/13	58,980.53	***
	07/13	45,674.91	***
	07/13	12,674.69	***
	07/13	7,714.64	***
	07/13	6,512.84	***
	07/13	3,113.01	***
	07/13	1,128.76	***
	07/13	588.81	***
	07/13	62.49	***
	07/14	378,273.84	***
	07/14	20,932.99	***
	07/14	10,767.96	***
	07/14	545,406.36	***
	07/14	297,624.63	***
	07/14	172,780.10	***
	07/14	140,664.28	***
	07/14	33,346.82	***
	07/14	18,752.68	***
	07/14	10,776.69	***
	07/14	8,439.18	***
		3,830.05	***
	07/14	3,138.46	***
	07/14	2,674.50	***
	07/14	728.06	***
	07/14	668.98	***
	07/14	414.56	***
	07/14	346.83	***
	07/14	282.53	***
	07/14	149.61	***
	07/14	135.91	***
	07/15	107,829.99	***
	07/15	530,321.95	***
	07/15	17,735.65	***
	07/15	6,431.42	***
	07/15	451,225.13	***
	07/15	121,354.65	***
	07/15	41,960.71	***
	07/15	17,118.23	***

Sheet Seq = 0037937

Sheet 00004 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 5 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/15	5,001.14	***
	07/15	89.33	***
	07/16	116,900.26	***
	07/16	549,057.13	***
	07/16	10,206.67	***
	07/16	9,255.31	***
	07/16	532,968.62	***
	07/16	73,397.78	***
	07/16	70,560.44	***
	07/16	50,903.64	***
	07/16	45,261.28	***
	07/16	15,534.51	***
	07/16	858.18	***
	07/16	845.41	***
	07/16	192.39	***
	07/16	121.33	***
	07/16	101.88	***
	07/17	115,655.26	***
	07/17	562,686.24	***
	07/17	21,040.08	***
	07/17	11,523.55	***
	07/17	420,462.22	***
	07/17	96,587.49	***
	07/17	45,596.44	***
	07/17	36,179.63	***
	07/17	25,780.96	***
	07/17	17,287.25	***
	07/17	9,978.20	***
	07/17	3,901.06	***
	07/17	2,099.66	***
	07/17	1,256.39	***
	07/17	935.28	***
	07/17	170.78	***
	07/17	25.81	***
	07/20	130,297.57	***
	07/20	98,179.39	***
	07/20	955,356.58	***
	07/20	818,240.90	***
	07/20	744,230.77	***

Sheet Seq = 0037938

Sheet 00005 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 6 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/20	720.73	***
	07/20	51,186.46	***
	07/20	22,091.64	***
	07/20	21,066.34	***
	07/20	16,224.16	***
	07/20	10,973.82	***
	07/20	631,304.19	***
	07/20	57,135.49	***
	07/20	36,975.93	***
	07/20	26,591.50	***
	07/20	22,249.93	***
	07/20	16,723.06	***
	07/20	16,462.48	***
	07/20	7,799.84	***
	07/20	4,665.08	***
	07/20	1,365.15	***
	07/20	1,242.85	***
	07/20	1,153.53	***
	07/20	508.55	***
	07/21	662,757.34	***
	07/21	24,820.74	***
	07/21	18,328.09	***
	07/21	618,801.69	***
	07/21	507,943.28	***
	07/21	339,418.87	***
	07/21	112,604.23	***
	07/21	104,361.94	***
	07/21	31,601.91	***
	07/21	29,405.45	***
	07/21	14,462.62	***
	07/21	11,494.21	***
	07/21	6,544.24	***
	07/21	6,370.08	***
	07/21	2,506.39	***
	07/21	1,211.48	***
	07/21	579.33	***
	07/22	127,808.30	***
	07/22	687,193.12	***
	07/22	36,200.82	***
	07/22	13,728.19	***
	07/22	557,478.69	***
	07/22	110,754.06	***
	07/22	51,764.57	***

Sheet Seq = 0037939

Sheet 00006 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 7 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/22	32,654.87	***
	07/22	11,998.75	***
	07/22	9,845.65	***
	07/22	4,287.06	***
	07/22	3,990.85	***
	07/22	998.61	***
	07/22	415.60	***
	07/23	107,946.52	***
	07/23	632,954.59	***
	07/23	24,300.55	***
	07/23	18,308.71	***
	07/23	465,776.43	***
	07/23	76,741.63	***
	07/23	28,479.71	***
	07/23	25,565.00	***
	07/23	15,619.20	***
	07/23	13,753.96	***
	07/23	2,597.70	***
	07/23	1,667.89	***
	07/23	954.01	***
	07/23	372.68	***
	07/23	26.55	***
	07/24	90,633.55	***
	07/24	651,326.62	***
	07/24	974.21	***
	07/24	31,154.02	***
	07/24	17,146.05	***
	07/24	489,900.51	***
	07/24	48,928.14	***
	07/24	29,314.19	***
	07/24	18,019.35	***
	07/24	12,599.98	***
	07/24	2,555.89	***
	07/24	1,201.79	***
	07/24	821.51	***
	07/24	768.57	***
	07/24	459.00	***
	07/27	131,100.55	***
	07/27	65,323.42	***
	07/27	708.24	***

Sheet Seq = 0037940

Sheet 00007 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 8 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/27	1,159,064.03	***
	07/27	952,413.65	***
	07/27	937,408.62	***
	07/27	56,883.09	***
	07/27	24,073.91	***
	07/27	23,910.47	***
	07/27	21,342.65	***
	07/27	15,308.87	***
	07/27	713,900.09	***
	07/27	36,954.80	***
	07/27	28,326.21	***
	07/27	12,024.64	***
	07/27	7,354.83	***
	07/27	6,631.97	***
	07/27	4,071.05	***
	07/27	1,200.76	***
	07/27	950.38	***
	07/28	746,620.92	***
	07/28	30,819.86	***
	07/28	25,786.08	***
	07/28	597,753.80	***
	07/28	544,436.40	***
	07/28	376,613.62	***
	07/28	150,587.01	***
	07/28	102,702.03	***
	07/28	27,613.09	***
	07/28	19,929.22	***
	07/28	13,949.41	***
	07/28	10,477.64	***
	07/28	5,465.58	***
	07/28	3,080.13	***
	07/28	2,706.31	***
	07/28	711.27	***
	07/28	468.17	***
	07/29	128,082.86	***
	07/29	754,464.55	***
	07/29	37,427.38	***
	07/29	16,180.02	***
	07/29	537,481.11	***
	07/29	85,625.02	***
	07/29	51,360.47	***

Sheet Seq = 0037941

Sheet 00008 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 9 of 11

Electronic deposits/bank credits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/29	47,170.96	***
	07/29	26,821.15	***
	07/29	7,722.27	***
	07/29	3,059.89	***
	07/29	1,842.92	***
	07/29	1,678.71	***
	07/29	1,027.48	***
	07/30	118,729.51	***
	07/30	746,246.44	***
	07/30	29,045.94	***
	07/30	14,071.10	***
	07/30	524,359.31	***
	07/30	103,243.32	***
	07/30	33,210.47	***
	07/30	23,932.54	***
	07/30	16,888.08	***
	07/30	13,722.05	***
	07/30	3,435.63	***
	07/30	2,260.55	***
	07/30	1,384.26	***
	07/30	817.15	***
	07/31	108,675.15	***
	07/31	767,119.68	***
	07/31	10,583.62	***
	07/31	29,962.66	***
	07/31	17,872.70	***
	07/31	526,879.24	***
	07/31	57,278.09	***
	07/31	34,138.10	***
	07/31	18,936.51	***
	07/31	8,766.59	***
	07/31	8,118.34	***
	07/31	7,640.49	***
	07/31	1,352.07	***
	07/31	1,071.79	***
		$39,788,386.99	Total electronic deposits/bank credits
		$39,924,648.63	Total credits

Sheet Seq = 0037942

Sheet 00009 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 10 of 11

Debits

Electronic debits/bank debits

Effective	Posted
date	date	Amount	Transaction detail
	07/06	543.62	***
	07/06	2,653,165.16	***
	07/07	1,408.28	***
	07/07	131.94	***
	07/07	114.52	***
	07/07	1,419,837.17	***
	07/08	4,128.36	***
	07/08	1,663,966.67	***
	07/09	907.50	***
	07/09	1,563,506.94	***
	07/10	608,869.15	***
	07/10	1,789.12	***
	07/10	795,852.58	***
	07/13	2,384.81	***
	07/13	2,840,942.40	***
	07/14	1,650,135.02	***
07/14	07/15	118.90	***
	07/15	1,298,949.30	***
	07/16	66,590.93	***
	07/16	1,409,573.90	***
	07/17	79,156.97	***
	07/17	3,732.70	***
	07/17	163,315.36	***
	07/17	1,201,720.08	***
	07/20	16,859.11	***
	07/20	3,675,886.83	***
	07/21	3,734.77	***
	07/21	2,489,477.12	***
	07/22	6,125.08	***
	07/22	1,642,994.06	***
	07/23	3,706.30	***
	07/23	1,411,358.83	***
	07/24	2,760.26	***
	07/24	1,393,043.12	***
	07/27	1,379.74	***
	07/27	4,197,572.49	***
	07/28	797.52	***
	07/28	2,658,923.02	***
	07/29	1,079.01	***
	07/29	1,698,865.78	***
	07/30	2,849.65	***
	07/30	1,628,496.70	***

Sheet Seq = 0037943

Sheet 00010 of 00011

[***] indicates that information has been redacted.

Account number: ***8598	■ July 4, 2020 - July 31, 2020 ■ Page 11 of 11

Electronic debits/bank debits (continued)

Effective	Posted
date	date	Amount	Transaction detail
	07/31	1,718.95	***
	07/31	1,656,178.91	***
		$39,924,648.63	Total electronic debits/bank debits
		$39,924,648.63	Total debits

< Business to Business ACH:If this is a business account, this transaction has a return time frame of one business day from post date. This time frame does not apply to consumer accounts.

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
07/03	0.00	07/14	0.00	07/23	0.00
07/06	0.00	07/15	0.00	07/24	0.00
07/07	0.00	07/16	0.00	07/27	0.00
07/08	0.00	07/17	0.00	07/28	0.00
07/09	0.00	07/20	0.00	07/29	0.00
07/10	0.00	07/21	0.00	07/30	0.00
07/13	0.00	07/22	0.00	07/31	0.00
Average daily ledger balance		$0.00

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0037944

Sheet 00011 of 00011

[***] indicates that information has been redacted.

WellsOne® Account

Account number: ***4331	■ July 31, 2020 - July 31, 2020 ■ Page 1 of 1

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
LERNER NEW YORK, INC.	5:00 AM TO 6:00 PM Pacific Time Monday - Friday
330 W 34TH ST
NEW YORK NY 10001-2406	Online:	wellsfargo.com

	Write:	Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	Beginning balance	Total credits	Total debits	Ending balance
***4331	$0.00	$168,000.00	$0.00	$168,000.00

Credits

Electronic deposits/bank credits

Effective	Posted
date	date	Amount	Transaction detail
	07/31	168,000.00	***

		$168,000.00	Total electronic deposits/bank credits
		$168,000.00	Total credits

Daily ledger balance summary

Date	Balance
07/31	168,000.00
Average daily ledger balance	$168,000.00

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

Sheet Seq = 0014153

Sheet 00001 of 00001